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                                                                  EXHIBIT 10(vi)

                                  OFFICE LEASE


     THIS OFFICE LEASE (this "LEASE") is executed this 30th day of November, 2000, by and between DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("LANDLORD"), and AMERICAN CLASSIC VOYAGES CO., a Delaware corporation ("TENANT").


                          ARTICLE 1 - LEASE OF PREMISES

Section 1.01.  Basic Lease Provisions and Definitions.

A.   Leased Premises (shown outlined on Exhibit A attached hereto):

                         Floors: 2, 3, 4 and 10,000 square feet of
                         Rentable Area on Floor 1 Building Address: Tenant shall submit to Landlord Tenant's requested Building address and Landlord agrees to use reasonable efforts to have such address approved by the appropriate governmental agencies.
                         (the "BUILDING")
                         Land: Approximately seventeen (17) acres located in Sawgrass Commerce Center (the "PARK") bounded by Sawgrass Corporate Parkway on the west, N.W. 8th Street on the south, N.W. 136th Avenue on the east and N.W. 12th Street on the North and as more particularly described on Exhibit A attached hereto (the "LAND";
                         the Land, together with the Building, herein collectively referred to as the "Project");

B.   Rentable Area:      approximately 130,000 rentable square feet

C.   Building Expense Percentage: Shall be calculated by dividing the total rentable square footage of the Leased
                                  Premises by the total rentable square footage of the Building;

D.   Minimum Annual Rent:
                                   Minimum
                                   Annual Rent
                  Lease Year       Per RSF
                  ----------       -------

                  Year 1           $15.50
                  Year 2           $15.97
                  Year 3           $16.45
                  Year 4           $16.94
                  Year 5           $17.45
                  Year 6           $17.97
                  Year 7           $18.51
                  Year 8           $19.07
                  Year 9           $19.64
                  Year 10          $20.23
                  Year 11          $20.84

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                  Year 12          $21.47
                  Year 13          $22.11
                  Year 14          $22.77
                  Year 15          $23.45
  (Rent does not include applicable Florida State Sales Tax or Additional Rent)

E.   Initial Monthly Rental Installments:

                                            Monthly
                  Lease Year       Rental Installments

                  Year 1           $109,791.67 per month First Six Months of
                                         First Lease Year
                                         (based on 85,000 square feet occupied)
                                   $167,916.67 per month Second Six Months of
                                         First Lease Year
                                         (based on 130,000 square feet occupied)
                  Year 2           $173,008.33 per month
                  Year 3           $178,208.33 per month
                  Year 4           $183,516.67 per month
                  Year 5           $189,041.67 per month
                  Year 6           $194,675.00 per month
                  Year 7           $200,525.00 per month
                  Year 8           $206,591.67 per month
                  Year 9           $212,766.67 per month
                  Year 10          $219,158.33 per month
                  Year 11          $225,766.67 per month
                  Year 12          $232,591.67 per month
                  Year 13          $239,525.00 per month
                  Year 14          $246,675.00 per month
                  Year 15          $254,041.67 per month
 (Rent does not include applicable Florida State Sales Tax or Additional Rent)

F.   Term:                    Fifteen (15) years and zero (0) months

G.   Target Completion Date:  November 6, 2001

H.   Security Deposit:        $500,000.00 in the form of a Letter of Credit per
                              Section 4 of the Lease

I.   Broker(s):               Julien J. Studley, Inc., representing Tenant
                              Codina Realty Services, Inc. - ONCOR
                              International, representing Landlord

J.   Permitted Use:           General business and office purposes, including
                              but not limited to, conference reservation center and computer facilities, employee and visitor cafeteria and dining areas (including related kitchen facilities), and any other legally permitted use consistent with the character of a similar type building

K.   Target Plan Delivery Date: April 1, 2001


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L.   Address for payments and notices as follows:

     Landlord:                  Duke-Weeks Realty Limited Partnership
                                10150 Highland Manor Drive
                                Suite 150
                                Tampa, Florida  33610

     With a copy to:            Duke-Weeks Realty Limited Partnership
                                3950 Shackleford Road
                                Suite 300
                                Duluth, Georgia 30096
                                Attn: Legal Department

     With Rental
     Payments to:               Duke-Weeks Realty Limited Partnership
                                P.O. Box 945703
                                Atlanta, Georgia 30394-5703

     Tenant:

                                Prior to the Commencement Date:

                                American Classic Voyages Co.
                                Two North Riverside Plaza
                                Suite 200
                                Chicago, Illinois  60606
                                Attention: Jordan Allen

                                After the Commencement Date:

                                American Classic Voyages Co.
                                [TO BE AGREED UPON BY LANDLORD AND TENANT AS
                                SOON AS REASONABLY POSSIBLE AFTER THE DATE
                                HEREOF]

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     Exhibits attached hereto:

             Exhibit A:        Legal Description of Land
             Exhibit B:        Construction Agreement
             Exhibit B-1:      Scope of Work Specifications
             Exhibit B-2:      List of Comparable Buildings
             Exhibit B-3       Intentionally Omitted
             Exhibit B-4       Site Plan
             Exhibit B-5       Rendering of Building
             Exhibit B-6       Floor Plans
             Exhibit B-7       Approved Schedule
             Exhibit B-8       Coordination of Improvement Work by Landlord
             Exhibit C:        Commencement Date Agreement
             Exhibit D:        Rules and Regulations
             Exhibit E:        Special Stipulations
             Exhibit F:        Form of Tax Certification
             Exhibit G:        Janitorial Specifications
             Exhibit H:        Intentionally Omitted
             Exhibit I:        Form of SNDA
             Exhibit J:        Form of Letter of Credit

Section 1.02.  Lease of Premises.

Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, under the terms and conditions herein, the Leased Premises. The leasing of the Leased Premises by Landlord to Tenant also shall include the appurtenant right of Tenant to use, without charge, in common with the other tenants of the Building, all driveways, accessways, sidewalks, landscaped areas, lobbies, elevators, entrances and other common areas on the Land, as well as all entrances and other similar areas in the Park which provide access from any public road to the Building and any and all appurtenances, rights, interests, easements and privileges relating thereto.

Subject to and in accordance with the terms and provisions set forth below, Tenant shall have the option (the "PRE-COMMENCEMENT EXPANSION OPTION"), exercisable at the time set forth below, to expand the Leased Premises by up to an additional 20,000 square feet of contiguous Rentable Area. To exercise such Pre-Commencement Expansion Option, Tenant must notify Landlord in writing at least six (6) months prior to the Commencement Date, and Tenant must specify in such written notice the proposed size (subject to the foregoing limit) of the additional space desired by Tenant. The exact location of the Rentable Area to be added to the Leased Premises as a result of the exercise by Tenant of the Pre-Commencement Expansion Option shall be determined by Landlord, but Landlord agrees that in designating the location of such space (the "PRE-COMMENCEMENT EXPANSION SPACE"), (i) such space shall be internally contiguous with the Leased Premises and (ii) such space shall have a configuration that is commercially usable and which shall have an approximately proportionate share of exterior window walls on the applicable floor of the Building. The Pre-Commencement Expansion Space shall be taken on the same terms and conditions as the original Leased Premises and Tenant shall be entitled to the same Tenant Improvement Allowance per square foot of Rentable Area contained within the Pre-Commencement Expansion Space on the same terms and conditions as provided for the original Leased Premises in Exhibit B. In the event that Tenant provides Landlord with Plans and Specifications for the Pre-Commencement Expansion Space on or prior to the Plan Delivery Date, Landlord agrees to complete

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the Improvement Work with respect to the Pre-Commencement Expansion Space on the same schedule as is provided for the initial Leased Premises. In the event that Tenant provides Landlord with its Plans and Specifications for the Pre-Commencement Expansion Space after the Plan Delivery Date, Landlord agrees to deliver the Pre-Commencement Expansion Space to Tenant in accordance with the Improvement Work for such space completed pursuant to the Work Letter within six
(6) months from Tenant's delivery to Landlord of its Plans and Specifications for the Pre-Commencement Expansion Space; provided, however, that such six (6) month period shall be extended on a day-for-day basis to the extent that Landlord is unable, despite diligent good faith efforts, to obtain permits for such work within two (2) months after receipt of Tenant's Plans and Specifications for the Pre-Commencement Expansion Space. Landlord agrees to use good faith reasonable efforts to complete such Improvement Work promptly after Landlord's approval of the Plans and Specifications for such Pre-Commencement Expansion Space. Base Rent and Annual Rental Adjustment shall be payable by Tenant in the same manner as for the initial Leased Premises commencing on the first (1st) business day of the second (2nd) week following the Completion Date (as defined in Exhibit B hereto) for the Pre-Commencement Expansion Space.

Section 1.03.  Rentable Area.

The term "Rentable Area", as used herein, shall refer to the rentable area of the Leased Premises as determined in accordance with the "Standard Method for Measuring Floor Area in Office Buildings," published by the Secretariat, Building Owners and Managers Association International (ANSI/BOMA Z65.1-1996), approved June 7, 1996 and applying a "load" or "add on" factor of no more than 9% with respect to full floors and 15% with respect to partial floors. In the event Tenant initially occupies a partial floor but during the term hereof expands into a full floor, the rentable square footage shall be determined on a full floor basis. Unless otherwise specifically designated, all references to Rentable Area, square footage or square feet in this Lease are to rentable square footage or square feet.

The rentable area of the Leased Premises shall be calculated, on a preliminary basis, by Landlord's architect when floor plans for the Leased Premises are complete (subject to final, conclusive determination as described in the following paragraph), in accordance with the definitions and methodology contained in this Lease. Upon such determination by Landlord's architect, the Rentable Area of the Leased Premises (as well as other calculations herein which are based upon such Rentable Area including, without limitation, the Minimum Annual Rent, Tenant's Proportionate Share, Annual Rental Adjustment and the Tenant Improvement Allowance) shall be adjusted to reflect the number of square feet of Rentable Area determined by such calculation.

Within thirty (30) days after the Commencement Date (defined below), Landlord's architect shall field measure the Leased Premises, Landlord shall deliver to Tenant Landlord's proposed form of Exhibit C, attached hereto and incorporated herein, which shall contain an acknowledgment of the date upon which the Commencement Date of this Lease occurred, Tenant's Proportionate Share and Landlord's calculation of the exact number of square feet of Rentable Area within the Leased Premises and the Building. Tenant shall have the right to object to Landlord's proposed Exhibit C and any of the factual information therein by delivering written notice to Landlord within twenty (20) days after Landlord delivers Exhibit C to Tenant, failing which Tenant shall be deemed to have agreed that all information contained in Exhibit C is correct. If Tenant objects to Landlord's proposed Exhibit C or any of the factual information therein within said twenty (20)-day period, Landlord and Tenant shall work together for thirty (30) days to resolve their differences and, if such differences are resolved within such thirty (30) day period, Landlord and Tenant shall execute Exhibit C. If Landlord and Tenant are unable to resolve their disagreement within such thirty (30) day period, the parties shall mutually agree upon an experienced, qualified architect to resolve such disagreement (concerning either the Rentable Area of the

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Leased Premises and/or the Building or concerning the correct Commencement
Date). The architect must not have been employed by either party previously and must have ten (10) years experience immediately prior to the date in question designing multi-story office buildings in the suburban Ft. Lauderdale, Florida market area. If the parties are unable to agree on an architect within ten (10) days after the expiration of such thirty (30) day period, either party may apply to the Miami Chapter of the American Institute of Architects for designation of an architect. The architect shall resolve the disagreement within thirty (30) days of his/her selection. The decision of such architect shall be final and binding upon both Landlord and Tenant and shall be incorporated into Exhibit C. Upon execution by Landlord and Tenant of the agreed Exhibit C or the Exhibit C determined by arbitration, the Commencement Date as shown on Exhibit C shall be the Commencement Date for all purposes of this Lease and the Rentable Area of the Leased Premises as shown on Exhibit C shall replace the Rentable Area of the Leased Premises as shown in Section 1.01.B. and shall be deemed to be the Rentable Area of the Leased Premises for all purposes under this Lease. Further, all calculations, amounts and sums which are based upon the Rentable Area of the Leased Premises including, without limitation, Minimum Annual Rent and the Tenant Improvement Allowance shall be adjusted accordingly. All payments of Minimum Annual Rent, Annual Rental Adjustment and all other payments of rent and other sums of money required of Tenant herein shall be made as and when required herein, notwithstanding any unresolved objections to Exhibit C. All such payments shall be based upon the Landlord's proposed form of Exhibit C prepared by Landlord until such objections have been finally resolved, whereupon any overpayment or any underpayment theretofore made shall be adjusted by increasing or reducing, as the case may be, the next installment of Minimum Annual Rent coming due.


                         ARTICLE 2 - TERM AND POSSESSION

Section 2.01.  Term.

The term of this Lease shall commence on the Commencement Date and expire at 12:00 midnight on the last day of the calendar month in which the fifteenth
(15th) anniversary of the Commencement Date occurs (the "LEASE TERM"). As used herein, "COMMENCEMENT DATE" means the later of (i) the delivery of Non-Disturbance Agreement(s) executed by all the prior encumbrancers of the Project; or (ii) the first (1st) business day of the second (2nd) week following the Completion Date (as defined in Exhibit B hereto).

Section 2.02.  Construction of Building and Leased Premises.

Landlord agrees, at its sole cost and expense, to cause the Building to be constructed in a good and workmanlike manner in compliance with all Applicable Laws (as hereinafter defined). The Building shall be constructed in accordance with the Base Building Plans (as defined in Exhibit B), Exhibit B and generally in accordance with the renderings attached as Exhibit B-5, subject, however to the finalization thereof as hereinafter described. The Leased Premises shall be constructed, and the Improvement Allowance (as defined in Exhibit B) shall be distributed, in accordance with the terms and provisions of Exhibit B.

Section 2.03.  Surrender of the Premises.

Upon the expiration or earlier termination of this Lease, Tenant shall immediately surrender the Leased Premises to Landlord in broom-clean condition. Tenant shall remove its personal property in the Leased Premises at its sole cost and expense. Tenant shall, at its expense, promptly repair any damage caused by

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any such removal, and shall restore the Leased Premises to the condition existing upon the Commencement Date, reasonable wear and tear, casualty, condemnation and permitted alterations excepted. Landlord acknowledges and agrees that Tenant shall not be required to remove any wiring or cabling except such that is contained within the Leased Premises (not above-ceiling). Following expiration or earlier termination of this Lease, all Tenant property which is required to be removed hereby and is not removed within ten (10) days following Landlord's written demand therefore shall be conclusively deemed to have been abandoned and Landlord shall be entitled to dispose of such property at Tenant's cost without incurring any liability to Tenant. The provisions of this section shall survive the expiration or other termination of this Lease.

Section 2.04.  Holding Over.

If Tenant retains possession of the Leased Premises after the expiration or earlier termination of this Lease, such holdover shall be subject to and in accordance with all of the terms of this Lease, except that (i) the Monthly Rental Installment for the six (6) months of such holdover shall be equal to one hundred twenty-five percent (125%) of the Monthly Rental Installment payable during the last month of the Term (the "LAST MONTH'S RENT"), prorated for the period of such holdover and (ii) Tenant shall also be required to pay the monthly installment of the Annual Rental Adjustment, as prorated for such holdover period. If Tenant continues to retain possession of the Leased Premises for a period exceeding such six (6) month period, the Monthly Rental Installment for any such additional holdover period shall be equal to one hundred fifty percent (150%) of the last month's rent. In no event shall Tenant be liable for consequential damages as a result of any holdover. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease. This Section 2.04 shall in no way constitute a consent by Landlord to any holding over by Tenant upon the expiration or earlier termination of this Lease, provided, however, Landlord's monetary remedies for such holdover shall be limited to collection of holdover rental as specified above, provided, further that this shall not prevent Landlord from pursuing a dispossessory proceeding or other process to obtain possession of the Leased Premises.

Section 2.05.  Short Term Extension Option.

Landlord hereby grants to Tenant the right and option to unilaterally extend the Lease Term for any period of time up to six (6) months following the expiration of the Lease Term. Tenant shall exercise the option granted hereby by giving Landlord notice of exercise at least twelve (12) months prior to the expiration of the Term. If Tenant shall exercise Tenant's rights under this section, then Tenant shall include in Tenant's notice of exercise a statement that Tenant is exercising Tenant's rights under this section and Tenant shall designate a date not later than the date six (6) months following the expiration of the Term to which Tenant elects to extend the expiration date of the Term. Thereupon, this Lease shall be extended to the date set forth in Tenant's notice of exercise. If the Term of this Lease shall be extended under this section, all terms and conditions of this Lease shall remain in full force and effect and Tenant shall continue to pay Monthly Rental Installments during such extension period calculated at a rate of increase of three percent (3.0%) of the last month's rent. Following expiration of the short term option period selected and exercised by Tenant pursuant to this section, the holdover provisions of Section
2.04 shall apply to any continued occupancy by Tenant.

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                                ARTICLE 3 - RENT

Section 3.01.  Base Rent.

Subject to Section 3.06 below, Tenant shall pay to Landlord the Minimum Annual Rent in the Monthly Rental Installments plus Florida State Sales tax in advance on the Commencement Date and on or before the first day of each and every calendar month thereafter during the Lease Term. The Monthly Rental Installments shall be paid, except as otherwise provided herein, without deduction or offset and, with respect to any partial calendar months, shall be prorated.



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Section 3.02.  Annual Rental Adjustment Definitions.

A. "Annual Rental Adjustment" - shall mean the amount of Tenant's Proportionate Share of Operating Expenses for a particular calendar year.

B. "Operating Expenses" - shall mean the amount of all of Landlord's costs and expenses paid or incurred in operating, repairing and maintaining the Building (including the Common Areas as defined below) in good condition and repair for a particular calendar year, including by way of illustration and not limitation: all Real Estate Taxes (as hereinafter defined); insurance premiums and deductibles; water, sewer, electrical and other utility charges other than the electrical charges incurred with respect to any space in the Building other than Common Areas; service and other charges incurred in the repair, operation and maintenance of the elevators and the heating, ventilation and air-conditioning system; cleaning and other janitorial services; tools and supplies; repair costs; landscape maintenance costs; security services; license, permit and inspection fees; management or administrative fees, not to exceed three percent (3%) of the Minimum Annual Rent for such calendar year; supplies, costs, wages and related employee benefits payable for the management, maintenance and operation of the Building; maintenance and repair of the driveways, parking and sidewalk areas (including snow and ice removal), landscaped areas; lighting; maintenance and repair costs, dues, fees and assessments incurred under that certain Declaration of Protective Covenants and Restrictions for Sawgrass Commerce Center, recorded in Book 15002, Page 0711 (the "DECLARATION"); and amortization (on a straight-line basis over the useful life of the item in question) of the cost of acquiring and installing any system, apparatus, device or equipment which is installed for the principal purpose of (i) reducing Operating Expenses (but the annual amortization included may not exceed the reasonable projected annual reduction), (ii) promoting safety or (iii) complying with governmental requirements which first become effective after the Commencement Date (the "PERMITTED CAPITAL EXPENSES"). Landlord agrees to provide Tenant promptly upon Tenant's request, copies of all tax bills, canceled checks (with respect to any tax payment) and other evidence of billing and payment of Real Estate Taxes reasonably requested by Tenant.

At the request of Tenant, Landlord shall engage a security service on such terms and conditions as are reasonably specified by Tenant. Tenant acknowledges and agrees that Tenant shall be responsible for seventy-five percent (75%) of the cost of such security service during such period that any such security service is engaged as approved by Tenant (with the balance of such cost to be at the expense of Landlord or other tenants of the Building).

At the option of Tenant, Tenant may request a statement from Landlord indicating the amount of Tenant's Proportionate Share of Real Estate Taxes, in order for Tenant to be eligible for a Qualified Targeted Industry tax refund for Tenant's Proportionate Share of the Real Estate Taxes. Such certification shall be addressed to the State of Florida Office of Tourism, Trade and Economic Development and shall be signed by Landlord and delivered to Tenant within fourteen (14) days of request by Tenant. Landlord shall attach as exhibits to such certification a copy of the Real Estate Tax bill for the year in question and a copy (front and back) of the cancelled check for the payment of such Real Estate Taxes to the Broward County Tax Collector and shall be substantially in the form attached hereto as Exhibit F.

Notwithstanding the foregoing, specifically excluded from "Operating Expenses" are the following listed items:

     (1) Costs associated with the operation of the business of the ownership or entity which constitutes "Landlord", as distinguished from the costs of building operations, including,

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          but not limited to partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Project, costs of any disputes between Landlord and its employees (if any), disputes of Landlord with Project management, or outside fees paid in connection with disputes with other tenants;

     (2) Costs incurred in connection with the original construction of the Project or in connection with any capital expenditure in the Project (except the Permitted Capital Expenditures) , including but not limited to the addition or deletion of floors;

     (3) Costs of alterations or improvements to the Premises or the premises of other tenants (as compared to repairs or maintenance) (except the Permitted Capital Expenditures);

     (4) Depreciation, interest and principal payments on mortgages and other debt costs (directly related to financing the Project, or any portion thereof), if any;

     (5) Costs of correcting defects in or inadequacy of the initial design or construction of the Project;

     (6) Expenses directly resulting from the negligence and/or willful misconduct of Landlord, its agents, servants or employees;

     (7) Legal fees, space planners' fees, real estate brokers' leasing commissions and advertising expenses incurred in connection with the development or leasing of the Project;

     (8) Costs for which Landlord is entitled to be reimbursed by its insurance carrier or any tenant's insurance carrier (excluding commercially reasonable deductibles);

     (9)  Any bad debt loss, rent loss or reserves for bad debts or rent loss;

     (10) The expense of any services provided to other tenants in the Building which are in excess of the services made available to Tenant under this Lease;

     (11) Wages and salaries of management or supervising employees offsite above the level of senior property manager; the wages of any employee who does not devote substantially all of his or her time to the Project shall be equitably apportioned among all projects for which such employee performed services based upon the time such employee spent on each project relative to the total time devoted by such employee to all projects;

     (12) Fines and penalties;

     (13) Amounts paid as ground rental by Landlord;

     (14) Any recalculation of or additional Operating Expenses actually incurred more that two (2) years prior to the year in which Landlord proposes that such costs be included in Operating Expenses;

     (15) Capital expenditures required by Landlord's failure to comply with laws enacted before the Commencement Date;
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     (16) Costs incurred by Landlord with respect to goods and services
          (including utilities sold and supplied to tenants and occupants of the Building) to the extent that Landlord is entitled to reimbursement for such costs directly from such tenant(s);

     (17) Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building;

     (18) Costs incurred by Landlord for alterations which are considered capital improvements under generally accepted accounting principles, consistently applied, except for Permitted Capital Expenditures;

     (19) Any costs paid to Landlord or subsidiaries or affiliates of Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by unaffiliated third parties on a competitive basis;

     (20) Rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building which is used in providing janitorial or similar services and except for temporary rentals that are necessitated by an emergency;

     (21) Electric power costs for any tenant or tenant space;

     (22) Any costs to repair or restore any portion of the Project following a condemnation or a casualty (except to the extent of a commercially reasonable deductible amount);

     (23) Legal fees, accounting fees or consulting fees, except those incurred directly in connection with Operating Expenses; and

     (24) Costs incurred to remove, encapsulate or remediate asbestos or any Hazardous Substances (as defined in Section 15.01.B.).

It is understood that Operating Expenses shall be reduced by all cash discounts, trade discounts, or quantity discounts received by Landlord or Landlord's managing agent in the purchase of any goods, utilities, or services in connection with the operation of the Project. In the calculation of any expenses hereunder, it is understood that no expense shall be charged in duplicate. Landlord shall use commercially reasonable efforts to effect an equitable proportion of bills for services rendered to the Project and to any other property owned by Landlord. Landlord agrees to keep books and records showing the Operating Expenses in accordance with a system of generally accepted accounting practices consistently maintained on a year-to-year basis.

Notwithstanding any language contained herein to the contrary, Tenant hereby agrees that, during any calendar year in which the entire Building is not provided with Building Standard Services or is not at least ninety five percent (95%) occupied on average throughout the calendar year, Landlord shall compute all Variable Operating Costs (defined below) for such calendar year as though the entire Building were provided with Building Standard Services and were ninety-five percent (95%) occupied. For purposes of this lease the term "VARIABLE OPERATING COSTS" shall mean any operating cost that varies with the level of occupancy of the Building (e.g. tenant utilities and tenant cleaning services, but

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the parties expressly agree that Real Estate Taxes are not included in Variable
Operating Expenses). In the event that Landlord excludes from "Operating Expenses" any specific costs billed to or otherwise incurred for the particular benefit of specific tenants of the Building, or to other buildings or projects within the Park, Landlord shall have the right to increase "Operating Expenses" by an amount equal to the cost of providing standard services similar to the services for which such excluded specific costs were billed or incurred. In no event shall Landlord receive from all tenants of the Building more than one hundred percent (100%) of any Operating Expenses.

In the event that within six (6) months after Tenants' receipt of Landlord's statement of Operating Expenses for the prior calendar year, Tenant reasonably believes that certain of the Operating Expenses charged by Landlord include costs that are not properly included within the term "Operating Expenses" or the Landlord has erred in calculating same or that any of the amounts included therein are not commercially reasonable, Tenant or its agents shall have the right to audit Landlord's books and records and dispute any portion of such statement in accordance with this paragraph. Tenant shall exercise such audit right by providing Landlord with a written notice of Tenant's exercise of such audit right within such 6-month period and a statement enumerating reasonable detailed reasons for Tenant's objections to the statement issued by Landlord (the "AUDIT NOTICE"). Within ten (10) business days of the receipt by Landlord of an Audit Notice, Landlord shall cause its property manager at the Building to meet with a designated employee or agent of Tenant (the "TENANT REPRESENTATIVE") to discuss the objections set forth in the Audit Notice in order to attempt to resolve the issues raised by Tenant in the Audit Notice. At least five (5) business days prior to such meeting, Landlord shall provide the Tenant Representative with reasonable access during normal business hours to Landlord's books and records at the Building relating to Operating Expenses for the calendar year in question. If, within thirty (30) days after Landlord's receipt of the Audit Notice, Landlord and Tenant are unable to resolve Tenant's objections, then not later than fifteen (15) days after the expiration of such 30-day period, Tenant shall notify Landlord if Tenant wishes to employ an independent, reputable certified public accounting firm or a nationally recognized operating expenses audit firm to inspect and audit Landlord's books and records for the Building for the year in question. Tenant may not use an accounting firm operating on a contingency fee basis in such audit during the first five (5) years of the term of the Lease. Provided further however, after the first five (5) years of the term of the Lease, Tenant may use a nationally recognized operating expenses audit firm which operates on a contingency fee basis to inspect and audit Landlord's books and records no more than twice during the remaining term of the Lease or any independent, reputable certified public accounting firm. All costs and expenses of any such audit shall be paid by Tenant, unless such audit reveals (or it is ultimately determined by the Independent Accountant, as described below) that Landlord overstated Operating Expenses by five percent (5%) or more, in which case Landlord shall reimburse Tenant for the cost of such audit. Any audit performed pursuant to the terms of this section shall be conducted at the offices of Landlord's property manager at the Building during normal business hours and Landlord shall make its books and records conveniently available at the Building within ten (10) business days of Tenant's notice that it desires to perform such audit. If, based on such audit, Tenant believes that Landlord's statement includes improper or excessive charges for Operating Expenses for the year in question, Tenant shall notify Landlord, in writing, specifying the overcharges and including a copy of the audit. Tenant shall have the right, at any time up through the date one (1) year after Landlord's statement was delivered to Tenant, to submit the dispute to any of the "Big-Five" accounting firms that is not then employed by Landlord or Tenant (the "INDEPENDENT ACCOUNTANT"). Such Independent Accountant shall be asked to resolve the dispute within thirty (30) days. The decision of such Independent Accountant shall be final and binding on both Landlord and Tenant. If Landlord and Tenant agree pursuant to this paragraph that Tenant was overcharged or if the Independent Accountant determines that Tenant was overcharged, the overcharge amount, together with interest at the Default Rate (as hereinafter defined) from the date Tenant paid the amount shown on

Landlord's statement, shall be applied as a credit to the next installments of Minimum Annual Rent and Annual Rental Adjustment due hereunder (or if the Lease has expired, promptly to Tenant in cash). Notwithstanding anything contained herein to the contrary, Tenant shall be entitled to exercise its audit right pursuant to this section only in strict accordance with the foregoing procedures no more often than once per calendar year and each such audit shall relate only to the calendar year most recently ended; provided, however, if Tenant discovers overcharges in Landlord's statement, Tenant shall be entitled to audit up to two
(2) prior years' books and records with respect to the item(s) for which such overcharge is discovered; and provided further, that in the event any audit reveals evidence of fraud, Tenant shall be entitled to audit any and all prior years' books and records with respect to all items. In the event that Tenant fails to notify Landlord within the foregoing 6-month period that Tenant objects to the statement of Operating Expenses, then Tenant's right to audit such year's statement of Operating Expenses shall be null and void.

C. "Tenant's Proportionate Share of Operating Expenses" - shall be an amount equal to the product of Tenant's Building Expense Percentage times the Building Operating Expenses.

D. "Real Estate Taxes" - shall include any form of real estate tax or assessment or service payments in lieu thereof, and any license fee, commercial rental tax, improvement bond or other similar charge or tax (other than inheritance, personal income or estate taxes) imposed upon the Building or the Land by any authority having the power to so charge or tax, together with reasonable costs and expenses of contesting the validity or amount of Real Estate Taxes, which at Landlord's option may be calculated as if such contesting work had been performed on a contingent fee basis (whether charged by Landlord's counsel or representative; provided, however, that said fees are reasonably comparable to the fees charged for similar services by others not affiliated with Landlord, but in no event shall said fees exceed thirty-three percent (33%) of the good faith estimated tax savings). Notwithstanding the foregoing, Real Estate Taxes shall not include the following types: income, business license, impact fees, capital, stock, succession, transfer, franchise, gift, estate, inheritance or taxes or assessments attributable to the personal property of other tenants.

E. "Common Areas" - shall mean the areas of the Building and the Land which are designed for use in common by all tenants of the Building and their respective employees, agents, customers, invitees and others, and includes, by way of illustration and not limitation, entrances and exits, hallways and stairwells, elevators, restrooms, sidewalks, driveways, parking areas, landscaped areas and other areas as may be designated by Landlord as part of the Common Areas of the Building. Tenant shall have the non-exclusive right, in common with others, to the use of the Common Areas.

Section 3.03.  Payment of Annual Rental Adjustment for Operating Expenses.

In addition to the Minimum Annual Rent specified in this Lease, Tenant shall pay to Landlord as additional rent for the Leased Premises, in each calendar year or partial calendar year, during the Lease Term, an amount equal to the Annual Rental Adjustment for such calendar year, in an amount not to exceed $6.63 per rentable square foot for the first year of the Lease Term (net of Tenant's electric and security guard charges). The Annual Rental Adjustment shall be estimated annually by Landlord, and written notice thereof shall be given to Tenant prior to December 1 of the previous calendar year. Tenant shall pay to Landlord each month, at the same time the Monthly Rental Installment is due, an amount equal to one-twelfth (1/12) of the estimated Annual Rental Adjustment. If Real Estate Taxes or the cost of janitorial services or Common Area utility increase during a calendar year, Landlord may increase the estimated Annual Rental Adjustment once during such year by giving Tenant thirty (30) days written notice to that effect, and thereafter Tenant shall pay to Landlord, in each of the remaining months of such year, an amount equal to the amount of such increase in the estimated Annual Rental Adjustment divided by the number of months remaining in such year. Within ninety (90) days after the end of each calendar year, Landlord shall prepare and deliver to Tenant a statement showing the actual Annual Rental Adjustment for the calendar year in question. Within thirty (30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall credit against the next installment(s) of Minimum Annual Rent due from Tenant (or pay directly to Tenant if the Lease has expired or has been terminated), as the case may be, the difference between the actual Annual Rental Adjustment for the preceding calendar year and the estimated amount paid by Tenant during such year.

Section 3.04.  Late Charges.

Tenant acknowledges that Landlord shall incur certain additional unanticipated administrative and legal costs and expenses if Tenant fails to timely pay any payment required hereunder. Therefore, in addition to the other remedies available to Landlord hereunder, if any payment required to be paid by Tenant to Landlord hereunder shall become overdue, such unpaid amount shall bear interest from the due date thereof to the date of payment at the Default Rate. As used herein, the term "DEFAULT RATE" shall mean the prime rate (as reported in the Wall Street Journal) of interest (the "PRIME RATE") plus four percent (4%) per annum.

Section 3.05.  Maximum Increase in Operating Expenses.

Notwithstanding anything in this Lease to the contrary, Landlord agrees that the amount of the Annual Rental Adjustment calculated to be due under Section 3.03 hereunder attributable to Controllable Operating Expenses (as hereinafter defined) paid or incurred in (i) the first lease year shall not exceed $3.36 per square foot of Rentable Area and (ii) for any subsequent lease year, shall not exceed five percent (5%) of the amount attributable to Controllable Operating Expenses properly chargeable to Tenant under this Lease for the prior calendar year. As used herein, the term "CONTROLLABLE OPERATING EXPENSES" shall mean all Operating Expenses of any kind or nature other than Real Estate Taxes, service payments in lieu of real estate taxes, insurance premiums, charges for public utilities and management or administrative fees applicable to such expenses.

Section 3.06. Minimum Annual Rent and Annual Rental Adjustment During First Lease Year.

Minimum Annual Rent and Annual Rental Adjustment shall be payable by Tenant only on 85,000 square feet of Rentable Area of the Leased Premises for the period commencing on the Commencement Date and ending on the six (6) month anniversary of the Commencement Date to the extent that Tenant doesn't occupy for business purposes more than 85,000 square feet of Rentable Area during that portion of the Lease Term. To the extent that Tenant occupies for business purposes more than 85,000 square feet of Rentable Area during the initial six (6) months of the Lease Term, Tenant shall pay Minimum Annual Rent and Annual Rental Adjustment applicable to any portion of the Leased Premises above the 85,000 square feet of Rentable Area which it occupies for business purposes. Thereafter, Minimum Annual Rent and Annual Rental Adjustment shall be payable with respect to the entirety of the Leased Premises.


                          ARTICLE 4 - SECURITY DEPOSIT

Section 4.01.  Letter of Credit.

(a) Tenant shall, within five (5) business days after the execution of this Lease, provide to Landlord an irrevocable unconditional letter of credit (the "LETTER OF CREDIT") in substantially the form attached hereto as Exhibit J or as otherwise reasonably acceptable to Landlord and issued by Chase Manhattan Bank or another bank reasonably acceptable to Landlord (the "LETTER OF CREDIT BANK"). The Letter of Credit shall be in the amount of Five Hundred Thousand and 00/100 ($500,000.00) Dollars and shall be held by Landlord as security for the full and faithful performance by Tenant of all of the terms, conditions and covenants contained in the Lease on the part of Tenant to be performed, including but not limited to the payment of rent.

(b) In the event of a default by Tenant in the payment of rent or performance or observance of any of the other terms, conditions or covenants of this Lease beyond the expiration of any notice and cure period, Landlord may, at its option and with notice to Tenant, present the Letter of Credit to the Letter of Credit Bank together with a certificate from Landlord executed by any officer of Landlord certifying that Tenant is in default under the Lease, has failed to cure such default within the time periods specified in the Lease for cure and that Landlord is entitled to draw upon the Letter of Credit. Upon such presentation, Landlord may draw upon the Letter of Credit and apply all or any part thereof to payment of rent or to cure any such default; and if Landlord does so, Tenant shall, upon request, deposit with Landlord the amount so applied so that Landlord will have on hand at all times during the Security Period (as hereinafter defined) the full amount of the Letter of Credit. If Landlord shall improperly draw under the Letter of Credit, Landlord shall immediately return the drawn amount (together with interest from the date drawn until repaid at the rate per annum which is the lesser of (i) the Default Rate or (ii) the highest rate permitted by law) and reimburse Tenant for any charges imposed by the issuer in connection with the draw or restoration of the letter of credit. The Letter of Credit shall be renewed on an annual basis during the Security Period (except with respect to the last year of the Security Period). If Tenant has not renewed the Letter of Credit as required at least forty five (45) days prior to the expiration date thereof, Landlord may immediately draw upon the Letter of Credit and hold the cash proceeds in lieu thereof. All sums held by Landlord pursuant to this section shall be without interest.

(c) Notwithstanding anything to the contrary in this Lease, if there has been no breach of any material undertaking by Tenant under the Lease beyond any applicable notice and grace period, at the end of the twelfth (12th) month of the Lease Term, the amount of the Letter of Credit shall be reduced by One Hundred Thousand and 00/100 ($100,000.00) Dollars. Thereafter, if there continues to be no breach of any material undertaking by Tenant under the Lease beyond any applicable notice and grace period, at the end of the twenty fourth
(24th) month of the Lease Term, the amount of the Letter of Credit shall be reduced again by One Hundred Thousand and 00/100 ($100,000.00) Dollars. Thereafter, if there continues to be no breach of any material undertaking by Tenant under the Lease beyond any applicable notice and grace period, at the end of the thirty sixty (36th) month of the Lease Term, the amount of the Letter of Credit shall be reduced again by One Hundred Thousand and 00/100 ($100,000.00) Dollars. Thereafter, if there continues to be no breach of any material undertaking by Tenant under the Lease beyond any applicable notice and grace period, at the end of the forty-eighth (48th) month of the Lease Term, the amount of the Letter of Credit shall be reduced again by One Hundred Thousand and 00/100 ($100,000.00) Dollars. Thereafter, if there continues to be no breach of any material undertaking by Tenant under the Lease beyond any applicable notice and grace period, at the end of the sixtieth (60th) month of the Lease Term, the amount of the Letter of Credit shall be reduced again by One Hundred Thousand and 00/100 ($100,000.00) Dollars such that the Letter of Credit has been reduced to zero and Tenant shall thereafter have no further obligation under this Article 4 (the period of time during which the Letter of Credit is required to be posted is herein called the "SECURITY PERIOD").

                          ARTICLE 5 - OCCUPANCY AND USE

Section 5.01.  Use.

The Leased Premises shall be used by Tenant for the Permitted Use and for no other purposes without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned. Landlord represents and warrants to Tenant that the applicable laws, codes and regulations, as applicable to the Project, permit the Leased Premises to be used for general office use. Tenant shall have access to the Leased Premises twenty four (24) hours per day, seven (7) days per week.

Section 5.02.  Covenants of Tenant Regarding Use.

Tenant shall (i) use and maintain the Leased Premises and conduct its business thereon in a safe, careful, reputable and lawful manner, (ii) comply with all laws, rules, regulations, orders, ordinances, directions and requirements of any governmental authority or agency, now in force or which may hereafter be in force ("APPLICABLE LAWS"), including without limitation those which shall impose upon Landlord or Tenant any duty with respect to or triggered by a change in the use or occupation of, or any improvement or alteration to, the Leased Premises,
(iii) comply with and obey all Building Rules and Regulations attached hereto as Exhibit D and as may be reasonably modified from time to time by Landlord on reasonable notice to Tenant (provided that such modifications do not materially and adversely affect Tenant's use and enjoyment of, or access to, the Leased Premises). Tenant shall not do or permit anything to be done in or about the Leased Premises which will in any way unreasonably obstruct or interfere with the rights of other tenants or occupants of the Building or create a nuisance. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of the Building Rules and Regulations, but agrees to take reasonable measures to assure such other tenant's compliance. Tenant shall not use the Leased Premises, or allow the Leased Premises to be used, for any purpose or in any manner which would invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable on any such insurance policy unless Tenant reimburses Landlord for any increase in premium charged.

Section 5.03.  Landlord's Rights Regarding Use.

In addition to the rights specified elsewhere in this Lease, Landlord shall have the following rights regarding the use of the Leased Premises or the Common Areas, each of which may be exercised without notice or liability to Tenant: (a) Landlord may install such signs, advertisements or notices or tenant identification information on the directory board as it shall deem reasonably necessary or proper; (b) Landlord shall have the right at any time to control, change or otherwise alter the Common Areas in such manner as it deems reasonably necessary or proper, provided that such control, change or alteration does not materially and adversely affect Tenant's use and enjoyment of, or access to, the Leased Premises or the nature of the Building as a first class building for the Sawgrass/Sunrise submarket; (c) Landlord, its employees and agents and any mortgagee of the Building shall have the right to enter any part of the Leased Premises at reasonable times upon reasonable notice except in the event of an emergency where no notice shall be required for the purposes of examining or inspecting the same, showing the same to prospective purchasers, mortgagees or, during the last twelve (12) months of the Lease Term, to prospective tenants and making such repairs, alterations or improvements to the Leased Premises or the Building as Landlord may deem necessary or desirable, provided, however, that any repairs made by Landlord shall be at Tenant's expense except as provided in
Section 7.02 hereof. Except with respect to Landlord's gross negligence or intentional misconduct, Landlord shall incur no liability to Tenant for such entry, nor shall such entry constitute an eviction of Tenant or a termination of this Lease, or entitle Tenant to any abatement of rent therefor; provided, however, that Landlord agrees in its exercise of any rights pursuant to this Section, to use good faith efforts to minimize Landlord's interference with Tenant's business operations.


                ARTICLE 6 - UTILITIES AND OTHER BUILDING SERVICES

Section 6.01.  Services to be Provided.

Landlord shall furnish to Tenant, except as noted below, the following utilities and other building services at levels and in types customary for first-class office buildings in the Sawgrass/Sunrise, Florida submarket and as more particularly provided below. As a part of the Base Building Work, Landlord shall install electric meters for the Leased Premises and Tenant shall be responsible for and pay directly to the provider of such utility or service all charges for electrical service for the Leased Premises. Utility charges for services to the Common Areas shall be included in Operating Expenses.

(a) Heating, ventilation and air-conditioning in accordance with the specifications provided in the Work Letter attached hereto as required by Tenant with Landlord providing Tenant with independent control of such HVAC within the Leased Premises;

(b) Electric current for lighting equal to at least two (2) watts per square foot of Rentable Area plus electrical current for outlets and convenience power equal to at least four (4) watts per square foot of Rentable Area (on demand);

(c)  Water in the Common Areas for lavatory and drinking purposes;

(d) Automatic elevator service twenty-four hours per day through not less than three (3) passenger cabs and one (1) non-dedicated freight elevator cab, except in emergencies or for routine maintenance and in any case, both passenger elevators won't be removed from service at one time for routine maintenance;

(e) Cleaning and janitorial service in the Leased Premises and Common Areas on Monday through Friday of each week, except legal holidays in accordance with Exhibit G attached hereto;

(f) Washing of windows at intervals reasonably established by Landlord (but not less than twice per year);

(g) Replacement of all lamps, bulbs, starters and ballasts in Building standard lighting as required from time to time as a result of normal usage;

(h) Cleaning and maintenance of the Common Areas, including the removal of rubbish, ice and snow;

(i) Access control for the Building comparable as to coverage, control and responsiveness to other similarly situated first-class multi-tenant office buildings in suburban Ft. Lauderdale, Florida;

(j)  Security service for the Building as specified in Section 3.02; and

(k)  Repair and maintenance to the extent specified elsewhere in this Lease.

In the event of utility deregulation, Landlord may choose the electric, natural gas or water service provider, provided, that the service provided by such provider and cost of such services and utilities shall be comparable to that provided and charged in other comparable buildings in the Sawgrass/Sunrise, Florida submarket. Charges for such utilities and services provided by Landlord, if any, shall not exceed the charges that would have been payable if such utilities and services had been directly billed by the utilities or service providers to Tenant.

Section 6.02.  Additional Services.

If Tenant requests utilities or building services in addition to those identified above or any of the above utilities or building services in frequency, scope, quality or quantity substantially greater than those which Landlord determines are normally required by other tenants in the Building for the Permitted Use, then Landlord shall use reasonable efforts to attempt to furnish Tenant with such additional utilities or building services. In the event Landlord is able to and does furnish such additional utilities or building services, the actual costs thereof shall be borne by Tenant. Tenant shall reimburse Landlord monthly (except with respect to after-hours HVAC and electrical which Tenant shall pay directly to the utility provider) for the same as Additional Rent at the same time Monthly Rental Installments and other Additional Rent is due.

If any lights, density of staff, machines or equipment used by Tenant in the Leased Premises materially affect the temperature otherwise maintained by the Building's air-conditioning system or generate substantially more heat in the Leased Premises than that which would normally be generated by that typically used by other tenants in the Building or by tenants in comparable office buildings, then Tenant as part of the initial leasehold improvements shall install any machinery or equipment which Landlord considers reasonably necessary in order to restore the temperature balance between the Leased Premises and the rest of the Building, including equipment which modifies the Building's air-conditioning system. All costs expended to install any such machinery and equipment and any additional costs of operation and maintenance in connection therewith shall be borne by Tenant.

Section 6.03.  Interruption of Services.

Notwithstanding anything to the contrary contained in this Lease, if Tenant cannot reasonably use all or any portion of the Leased Premises for Tenant's intended business operation by reason of any interruption in services to be provided by Landlord (and Tenant does not in fact use such portion of the Leased Premises) and such condition exists for three (3) or more consecutive business days or five (5) or more business days within any thirty (30) day period, then Tenant's Minimum Annual Rent and Annual Rental Adjustment shall be abated for that portion of the Leased Premises that Tenant is unable to use for Tenant's intended business operations until such service is restored to the Leased Premises, provided, however, that if and to the extent that the interruption in services is not a result of Landlord's negligence or failure to act, Tenant shall be entitled to an abatement of Tenant's Minimum Annual Rent and Annual Rental Adjustment only if and to the extent that such loss is covered by Landlord's property, rental loss or similar insurance. At the time of the loss of service, Tenant must give written notice promptly to Landlord of the loss of service and its claim for abatement and Tenant only shall be entitled to abatement of Minimum Annual Rent and Annual Rental Adjustment in proportion to the area rendered unusable. Landlord may prevent or stop abatement of Minimum Annual Rent and Annual Rental Adjustment by providing substantially the same service in similar quality and quantity by temporary or alternative means until the cause of the loss of service can be corrected. If any such interruption in services renders twenty-five percent (25%) or more of the Leased Premises unusable for ninety (90) or more consecutive days, Tenant shall have the right to terminate this Lease by written notice to Landlord at any time prior to the restoration of such services. Tenant shall not be entitled to the rent abatement or termination rights set forth above if the service interruption is caused by the act or omission of Tenant.


                ARTICLE 7 - REPAIRS, MAINTENANCE AND ALTERATIONS

Section 7.01.  Repair and Maintenance of Building.

Subject to Section 7.02, Landlord shall make all necessary repairs to the roof, structural elements, exterior walls, exterior doors, windows, corridors and other Common Areas, and Landlord shall keep the Building and the Land in a safe, clean and neat condition and use reasonable efforts to keep all equipment used in common with other tenants in good condition and repair. In addition to the foregoing, if, within three (3) years of the Commencement Date of the Lease, Tenant notifies Landlord of a latent defect, then Landlord, at Landlord's expense (without inclusion as an Operating Expense), will repair such latent defect as soon as practicable.

Section 7.02.  Repair and Maintenance of Leased Premises.

Tenant shall keep and maintain the Leased Premises in good order, condition and repair. Except for ordinary wear and tear, casualty, condemnation and damage and repairs which Tenant is not obligated to make as provided elsewhere in this Lease, the cost of all repairs and maintenance to the Leased Premises shall be borne by Tenant. In the event Tenant fails to maintain the Leased Premises as required herein or fails to commence repairs (as required herein and as requested by Landlord in writing) within thirty (30) days after such request, or fails diligently to proceed thereafter to complete such repairs, Landlord shall have the right in order to preserve the Leased Premises or portion thereof, and/or the appearance thereof, to make such repairs or have a contractor make such repairs and charge Tenant for the cost thereof as additional rent, together with interest at the rate of twelve percent (12%) per annum from the date of making such payments.

Section 7.03.  Alterations.

Except for Permitted Alterations, Tenant shall not permit alterations in or to the Leased Premises unless and until the plans and the contractor have been approved by Landlord in writing, such approval not to be unreasonably withheld, delayed or conditioned. Landlord's failure to respond within ten (10) business days after Tenant's written request, shall be deemed a consent provided that such request specifically sets out the time limit for such response and specifies that Landlord shall be deemed to have consented if it fails to respond within such time period. All such alterations shall become a part of the realty and the property of Landlord, and shall not be removed by Tenant, except for trade fixtures and personalty, unless Landlord designates at the time of granting such consent that such alterations must be removed at the termination of the Lease. Tenant shall repair any damage caused by the removal of any alterations, trade fixtures and personalty from the Leased Premises. Tenant shall ensure that all alterations shall be made in accordance with all applicable laws, regulations and building codes, in a good and workmanlike manner and of quality equal to or better than the original construction of the Building. Upon completion of the work, Tenant shall provide lien waivers from the subcontractors or a final affidavit of lien waiver from the general contractor, and such lien waiver shall be in a form reasonably acceptable to Landlord. No person shall be entitled to any lien derived through or under Tenant for any labor or material furnished to the Leased Premises, and nothing in this Lease shall be construed to constitute a consent by Landlord to the creation of any lien. If any lien is filed against the Leased Premises for work claimed to have been done for or material claimed to have been furnished to Tenant, Tenant shall cause such lien to be discharged of record (by bonding or otherwise) within thirty (30) days after filing. Tenant shall indemnify Landlord from all costs, losses, expenses and reasonable attorneys' fees actually incurred in connection with any construction or alteration performed by or at the request of Tenant and any related lien.

Notwithstanding the foregoing, Tenant shall have the right to make non-structural, non-MEP (mechanical, electrical and plumbing) alterations (including painting and carpeting) without the consent of Landlord (a "PERMITTED Alteration"), so long as (i) Tenant notifies Landlord in writing of its intention to do such work at least ten (10) days prior to the initiation of such work, (ii) such alterations do not cause excessive loads on the Building and its systems and are not visible from the exterior of the Leased Premises and (iii) Tenant obtains and furnishes to Landlord any required building permits.

                              ARTICLE 8 - CASUALTY

Section 8.01.  Casualty.

In the event of total or partial destruction of the Project or the Leased Premises by fire or other casualty, Landlord agrees to promptly restore and repair same; provided, however, Landlord's obligation hereunder shall be limited to the reconstruction of such of the Building and the payment toward restoration of Improvement Work in an amount equal to the Improvement Allowance. Rent shall proportionately abate during the time that the Leased Premises or part thereof are unusable because of any such damage. Notwithstanding the foregoing, if the Leased Premises are (i) so destroyed that they cannot be repaired or rebuilt within three hundred sixty five (365) days from the casualty date; or (ii) destroyed by a casualty which is not covered by the insurance required hereunder; then either Landlord or Tenant may, upon thirty (30) days' written notice to the other party, terminate this Lease with respect to matters thereafter accruing. Tenant waives any right under applicable laws inconsistent with the terms of this paragraph. Notwithstanding the provisions of this paragraph, if any material damage or destruction which renders the Leased Premises untenantable occurs within the final two (2) years of the Lease Term, then either Landlord or Tenant may, without regard to the aforesaid 365-day period, terminate this Lease by written notice to the other party.

Section 8.02.  Fire and Extended Coverage Insurance.

During the Lease Term, Landlord shall maintain "all-risk" fire and extended coverage insurance on the Building in an amount equal to the full insurable value of the Building and the initial tenant improvements constructed pursuant to Exhibit B, but shall not protect Tenant's personal property on the Leased Premises; and, notwithstanding the provisions of Section 9.01 and Section 9.03, neither party shall be liable for any damage to the other's property, regardless of cause, including the negligence of either party and its employees, agents and invitees. Tenant hereby expressly waives any right of recovery against Landlord for damage to any personal property of Tenant located in or about the Leased Premises, however caused, including the negligence of Landlord and its employees, agents and invitees. Notwithstanding the provisions of Section 9.01 below, Landlord hereby expressly waives any rights of recovery against Tenant for damage to the Leased Premises or the Building, however caused, including the negligence of Tenant and its employees, agents and invitees. All insurance policies maintained by Landlord or Tenant as provided in this Lease shall contain an agreement by the insurer waiving the insurer's right of subrogation against the other party to this Lease.


                         ARTICLE 9 - LIABILITY INSURANCE

Section 9.01.  Tenant's Responsibility.

Tenant shall assume the risk of, be responsible for, have the obligation to insure against, and indemnify Landlord and hold it harmless from any and all liability for any loss of or damage or injury to any person (including death resulting therefrom) or personal property occurring in the Leased Premises, regardless of cause, except for any loss or damage covered by Landlord's insurance as provided in Section 8.02 and except for that caused directly by the sole negligence of Landlord or its employees, agents, customers or invitees; and Tenant hereby releases Landlord from any and all liability for the same. Tenant's obligation to indemnify Landlord hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses, including reasonable attorneys' fees, incurred in connection therewith. This provision shall survive the expiration or earlier termination of this Lease.

Section 9.02.  Tenant's Insurance.

Tenant shall carry general public liability and property damage insurance, issued by one or more insurance companies reasonably acceptable to Landlord, with the following minimum coverages:

(a)  Worker's Compensation:  minimum statutory amount.

(b) Commercial General Liability Insurance, including blanket, contractual liability, broad form property damage, personal injury, completed operations, products liability, and fire damage: Not less than $3,000,000 Combined Single Limit for both bodily injury and property damage.

(c) All Risk Coverage, Vandalism and Malicious Mischief, and Sprinkler Leakage insurance, if applicable, for the full cost of replacement of Tenant's property.

The insurance policies shall protect Tenant and Landlord as their interests may appear, naming Landlord and Landlord's managing agent and mortgagee as additional insureds, and shall provide that they may not be canceled on less than thirty (30) days' prior written notice to Landlord. Tenant shall furnish Landlord with Certificates of Insurance evidencing all required coverages on or before the Commencement Date. If Tenant fails to carry such insurance and furnish Landlord with such Certificates of Insurance after a request to do so, Landlord may, upon written notice to Tenant, obtain such insurance and collect the cost thereof from Tenant.

Section 9.03.  Landlord's Responsibility.

Landlord shall assume the risk of, be responsible for, have the obligation to insure against, and indemnify Tenant and hold it harmless from, any and all liability for any loss of or damage or injury to person (including death resulting therefrom) or property (other than Tenant's property as provided in
Section 8.02) occurring in, on or about the Common Areas, regardless of cause, except for that caused by the sole negligence of Tenant or its employees, agents, customers or invitees; and Landlord hereby releases Tenant from any and all liability for the same. Landlord's obligation to indemnify Tenant hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses, including reasonable attorneys' fees, incurred in connection therewith. This provision shall survive the expiration or earlier termination of this Lease.


                           ARTICLE 10 - EMINENT DOMAIN

If all or any substantial part of the Building or Common Areas shall be acquired by the exercise of eminent domain, Landlord may terminate this Lease by giving written notice to Tenant on or before the date possession thereof is so taken. If all or any part of the Leased Premises, the Building or the Common Areas shall be acquired by the exercise of eminent domain so that the Leased Premises shall become impractical for Tenant to use for the Permitted Use, Tenant may terminate this Lease by giving written notice to Landlord as of the date possession thereof is so taken. If this Lease is terminated as provided above, this Lease shall cease and expire as if the date of transfer of possession of the Leased Premises, the Project or any portion thereof, was the expiration date of this Lease. In the event that this Lease is not terminated by either Landlord or Tenant as aforesaid, Tenant shall pay the Minimum Annual

Rent and all other rentals up to the date of possession of such portion of the Leased Premises so taken or condemned and this Lease shall thereupon cease and terminate with respect to such portion of the Leased Premises so taken or condemned as if the date of transfer of possession of the Leased Premises was the expiration date of the term of this Lease relating to such portion of the Leased Premises. Thereafter, the Minimum Annual Rental and Annual Rental Adjustment shall be adjusted on a pro rata, net rentable square foot basis. In the event of any such condemnation or taking and this Lease is not so terminated, Landlord shall promptly repair the Leased Premises or the Project, as the case may be, to Building Standard condition so that the remaining portion of the Leased Premises or the Project, as the case may be, shall constitute an architectural unit, fit for Tenant's occupancy and business. In the event of any temporary taking or condemnation for any public purpose of the Leased Premises or any portion thereof, this Lease shall continue in full force and effect except that Minimum Annual Rent and Annual Rental Adjustment shall be adjusted on a pro rata net rentable square foot basis for the period of time that the Leased Premises are so taken as of the date of transfer of possession of the Leased Premises. In the event of any condemnation or taking of the Leased Premises, Tenant hereby assigns to Landlord the value of all or any portion of the unexpired term of the Lease and all leasehold improvements and Tenant may not assert a claim for a condemnation award therefor; provided, however, Tenant may pursue a separate attempt to recover an award or compensation against or from the condemning authority for (i) the value of any fixtures, furniture, furnishings, improvements and other property which were condemned but which under the terms of this Lease Tenant is permitted to remove at the end of the Lease Term, (ii) the unamortized cost of any improvements to the Leased Premises made by Tenant, which are not so removable by Tenant at the end of the Lease Term but which were installed solely at Tenant's expense, (iii) relocation and moving expenses and (iv) compensation for loss to Tenant's business.


                      ARTICLE 11 - ASSIGNMENT AND SUBLEASE

Except as otherwise permitted in this Article 11, Tenant shall not assign this Lease or sublet the Leased Premises in whole or in part without Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or denied. Landlord shall be deemed to have consented to any request for consent to an assignment or sublet if Landlord shall not have responded within ten (10) business days of such request, provided such request specifically sets out the time limit for such response and specifies that Landlord shall be deemed to have consented if it fails to respond within such time period. In the event of any permitted assignment or subletting, Tenant shall remain primarily liable hereunder. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or the subletting of the Leased Premises. Except in connection with an assignment or a subletting to an Affiliate (as hereinafter defined), in the event that Tenant sublets the Leased Premises or any part thereof, or assigns this Lease and at any time receives rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord fifty percent (50%) of the Net Profit (as hereinafter defined) as such rent is received by Tenant. Tenant agrees to reimburse Landlord for reasonable accounting and attorneys' fees incurred in conjunction with the processing and documentation of any requested assignment, subletting or any other hypothecation of this Lease or Tenant's interest in and to the Leased Premises (not to exceed $500.00). As used herein, the term "Net Profit" shall mean rent and/or other consideration received by Tenant for such sublease or assignment less all of Tenant's costs and expenses actually incurred associated therewith, including market brokerage fees, attorneys' fees, free rent, lease takeover payments, moving allowances and the cost of remodeling or otherwise improving the Leased Premises or providing an improvement allowance for said sublessee or assignee.

Notwithstanding the foregoing, Tenant may freely transfer and assign this Lease or sublet all or any portion of the Leased Premises (i) to any entity that controls, is controlled by or is under common control with, Tenant, (ii) to any entity resulting from a merger, acquisition, consolidation or reorganization of or with Tenant; or (iii) in connection with the sale of all or substantially all of the stock or assets of Tenant (any of the foregoing herein called an "AFFILIATE"), without having to obtain any consent or approval of Landlord; provided, however, that any such assignment or subletting shall not result in Tenant being released or discharged from any liability under this Lease except to the extent Tenant ceases to exist following any such merger or consolidation. Tenant shall provide Landlord with written notice of such assignment or subletting prior to or promptly following the effective date of such assignment or subletting.

Notwithstanding anything to the contrary contained in this Article 11, provided Tenant gives Landlord at least fifteen (15) days advance written notice, Landlord's consent shall not be required to a subletting or assignment meeting the following criteria:

     (i)  The proposed use:

          (a) is consistent with the Permitted Use hereunder and is comparable to the use of other Class A office buildings in the Sunrise/Sawgrass market area.

          (b) does not require services which would unreasonably burden the mechanical or electrical systems of the Building and which are not otherwise provided for in the Lease.

     (ii) The proposed sublessee/assignee is not a governmental subdivision or agency or an entity which enjoys diplomatic or sovereign immunity.


          ARTICLE 12 - SUBORDINATION; ESTOPPELS; TRANSFERS BY LANDLORD

Subject to execution by Landlord, Tenant and the holder of the interest in question of an SNDA in the form described below, Landlord shall have the right to subordinate this Lease to any mortgage presently existing or hereafter placed upon the Building. In the event of a sale or transfer of Landlord's interest in this Lease (except a mortgage or other transfer as security for a debt), the "Landlord" named herein, or in the case of a subsequent transfer, upon the express written assumption by the transferee of all of Landlord's obligations, duties and liabilities arising from and after the date of transfer, the transferor shall, after the date of such transfer, be automatically released from all personal liability for the performance or observance of any term, condition, covenant or obligation thereafter accruing against Landlord, but Landlord shall not be released from any duties, obligations or liabilities accruing prior to the date of transfer or arising out of events that occur prior to the date of transfer. Within ten (10) business days following receipt of a written request from Landlord, Tenant shall execute and deliver to Landlord, without cost, any instrument which Landlord deems reasonably necessary to confirm the subordination of this Lease so long as such instrument is consistent with this Lease and the executed SNDA and so long as each successor acknowledges all of Tenant's rights under this Lease in a manner consistent with the executed SNDA. In addition, within ten (10) business days following receipt of a written request from either party hereunder, the other party shall execute and deliver to the requesting party an estoppel certificate in such form as the requesting party may reasonably request certifying, if true (i) that this Lease is in full force and effect and unmodified or stating the nature of any modification, (ii) the date to which rent has been paid, (iii) that there are not, to the certifying party's knowledge, any uncured defaults or specifying such defaults if any are claimed, and (iv) any other factual matters or state of facts reasonably required respecting the Lease. Such estoppel may be relied upon by the requesting party. As a condition to Tenant's execution of this Lease, Landlord, Tenant and Landlord's mortgagee agree to execute a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit I and by this reference made a part hereof (the "SNDA"). In addition, Tenant's agreement to subordinate to any future mortgage, deed of trust or ground lease shall be subject to the execution and delivery of a document substantially the same as the SNDA by Landlord, Tenant and each holder of a mortgage or deed of trust or ground lease, as the case may be, which may hereafter affect the Building or otherwise in form and substance reasonably satisfactory to Tenant; otherwise, this Lease shall be superior to any such future mortgage or deed of trust or ground lease.


                         ARTICLE 13 - DEFAULT AND REMEDY

     Section 13.01. Default. The occurrence of any of the following shall be a "Default":

     (a) Tenant fails to pay any Monthly Rental Installment or Additional Rent within five (5) business days after written notice from Landlord that the same is due, or Tenant fails to pay any other amounts due Landlord from Tenant within thirty (30) business days after written notice that the same is due. Tenant hereby expressly waives any additional notice required under ss. 83.20 of the Florida Statutes.

     (b) Tenant fails to perform or observe any other term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after notice thereof from Landlord; provided, however, that if the nature of Tenant's default is such that more than thirty days are reasonably required to cure, then such default shall be deemed to have been cured if Tenant commences such performance within said thirty-day period and thereafter diligently completes the required action within a reasonable time.

     (c) All or substantially all of Tenant's assets in the Leased Premises or Tenant's interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within sixty (60) days thereafter); a petition in bankruptcy, insolvency or for reorganization or arrangement is filed by or against Tenant (and Tenant fails to secure a stay or discharge thereof within sixty (60) days thereafter); Tenant is insolvent and unable to pay its debts as they become due; Tenant makes a general assignment for the benefit of creditors; Tenant takes the benefit of any insolvency action or law; the appointment of a receiver or trustee in bankruptcy for Tenant or its assets if such receivership has not been vacated or set aside within thirty (30) days thereafter; or, dissolution or other termination of Tenant's corporate charter if Tenant is a corporation.

     Section 13.02. Remedies. Upon the occurrence of any Default, Landlord shall have the following rights and remedies, in addition to those allowed by law or in equity, any one or more of which may be exercised without further notice to Tenant:

     (a) Landlord may apply the Security Deposit or re-enter the Leased Premises and cure any default of Tenant, and Tenant shall reimburse Landlord as additional rent for any costs and expenses which Landlord thereby incurs; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action except as provided in Article 4 above or otherwise as arising out of Landlord's gross negligence or intentional misconduct.

     (b) Landlord may terminate this Lease or, without terminating this Lease, terminate Tenant's right to possession of the Leased Premises as of the date of such Default, and thereafter (i) neither Tenant nor any person claiming under or through Tenant shall be entitled to possession of the Leased Premises, and Tenant shall immediately surrender the Leased Premises to Landlord; and (ii) Landlord may re-enter the Leased Premises and dispossess Tenant and any other occupants of the Leased Premises by any lawful means and may remove their effects, without prejudice to any other remedy which Landlord may have. Upon the termination of this Lease, Landlord may declare the present value (discounted at the Prime Rate) of all rent which would have been due under this Lease for the balance of the Lease Term to be immediately due and payable, whereupon Tenant shall be obligated to pay the same to Landlord, together with all other reasonable loss or damage which Landlord may sustain by reason of Tenant's default, which shall include without limitation expenses of preparing the Leased Premises for re-letting, demolition, repairs, tenant finish improvements, brokers' commissions and reasonable attorneys' fees, less the reasonable rental value of the Leased Premises for the remainder of the Lease Term had the Lease not been so terminated (the "DEFAULT DAMAGES"), it being expressly understood and agreed that the liabilities and remedies specified in this subsection (b) shall survive the termination of this Lease.

     (c) Landlord may, without terminating this Lease, re-enter the Leased Premises and re-let all or any part thereof for a term different from that which would otherwise have constituted the balance of the Lease Term and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall be immediately obligated to pay to Landlord as liquidated damages the present value (discounted at the Prime Rate) of the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Leased Premises, for the period which would otherwise have constituted the balance of the Lease Term, together with all of Landlord's Default Damages.

     (d) Landlord may sue for injunctive relief or to recover damages for any loss resulting from the Default.

Notwithstanding anything to the contrary contained in the Lease, Landlord agrees to use commercially reasonable efforts to mitigate Landlord's damages..

     Section 13.03.  Landlord's Default and Tenant's Remedies.

     (a) If Landlord fails to pay any amounts due to Tenant under this Lease and shall not cure such failure within ten (10) business days following Tenant's written notice to Landlord (and to the holder of any mortgage of which Tenant shall have been notified in writing) or, if Landlord fails to keep or perform any of its obligations under this Lease and shall not cure such failure within thirty (30) days following Tenant's written notice to Landlord (and to the holder of any mortgage of which Tenant shall have been notified in writing), Landlord shall be in default under this Lease; provided, however, if the failure is of a nature that such failure cannot be cured within thirty (30) days, Landlord shall not be in default so long as Landlord commences the cure within such thirty (30) day period and diligently and continuously pursues the cure to completion as soon as reasonably possible. Upon the occurrence of any default by Landlord hereunder, Tenant may, in addition to any rights and remedies allowed by law or in equity, pursue any one or more of the following remedies: (i) take any and all action reasonably necessary to cure Landlord's default; or (ii) if Tenant either (a) obtains a written decision from an arbitration tribunal in an arbitration proceeding providing for a monetary remedy (in whole or in part), or
(b) obtains a monetary judgment against Landlord, then Tenant may offset the amount of such judgment or decision against Minimum Annual Rent and Annual Rental Adjustment or other payments thereafter coming due from Tenant to Landlord pursuant to this Lease, in an amount not to exceed fifty percent (50%) of any Minimum Annual Rent and Annual Rental Adjustments until such time as Tenant must offset against 100% of the remaining Minimum Annual Rent and Annual Rental Adjustment to recoup the amount of such judgment or decision.

     (c) If and only if, as a result of a Landlord default in its obligations hereunder, Tenant's use of a substantial portion of the Leased Premises for normal business operations has been materially and adversely affected such that Tenant cannot conduct business within the Leased Premises (or any material portion thereof), Tenant may terminate this Lease; provided, however, Tenant may not exercise this termination right until after the thirty (30) day cure period provided to Landlord above has expired and Tenant has provided the holder of any mortgage (of which Tenant has been provided written notice) written notice of the Landlord default and afforded such holder an additional twenty (20) days opportunity to cure Landlord's failure (or if such failure cannot reasonably be cured within such twenty (20) day period, Tenant may not terminate if the holder of such mortgage commences the cure within such twenty (20) day period and diligently pursues the cure to completion.

     Section 13.04. Limitation of Landlord's Liability. If Landlord shall fail to perform any term, condition, covenant or obligation required to be performed by it under this Lease and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Building and the Land, the rent and other income derived therefrom, casualty insurance proceeds or condemnation awards not used for restoration and any proceeds of sale of the Building or the Land, for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment. Landlord hereby specifically acknowledges and agrees that Tenant may offset against Minimum Annual Rent and Annual Rental Adjustment any unsatisfied judgment against Landlord as provided in Section 13.03 above. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest or any suit or action in connection with enforcement or collection of amounts which become owing or payable under or on account of insurance maintained by Landlord.

     Section 13.05. Nonwaiver of Defaults. Neither party's failure or delay in exercising any of its rights or remedies or other provisions of this Lease shall constitute a waiver thereof or affect its right thereafter to exercise or enforce such right or remedy or other provision. No waiver of any default shall be deemed to be a waiver of any other default. Landlord's receipt of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction. No act or omission by Landlord or its employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

     Section 13.06. Attorneys' Fees. If either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and the non-defaulting party obtains a judgment against the defaulting party, then the defaulting party agrees to reimburse the non-defaulting party for reasonable attorneys' fees incurred in connection therewith.


                ARTICLE 14 - LANDLORD'S RIGHT TO RELOCATE TENANT

                             Intentionally omitted.

ARTICLE 15 - TENANT'S RESPONSIBILITY REGARDING ENVIRONMENTAL LAWS AND HAZARDOUS
                                   SUBSTANCES

Section 15.01.  Environmental Definitions.

     A. "Environmental Laws" - All present or future federal, state and municipal laws, ordinances, rules and regulations applicable to the environmental and ecological condition of the Leased Premises, the rules and regulations of the Federal Environmental Protection Agency or any other federal, state or municipal agency or governmental board or entity having jurisdiction over the Leased Premises.

     B. "Hazardous Substances" - Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" "solid waste" or "infectious waste" under Environmental Laws.

Section 15.02.  Compliance.

Tenant, at its sole cost and expense, shall promptly comply with the Environmental Laws including any notice from any source issued pursuant to the Environmental Laws or issued by any insurance company which shall impose any duty upon Tenant with respect to the use, occupancy, maintenance or alteration of the Leased Premises whether such notice shall be served upon Landlord or Tenant.

Landlord shall be obligated to deliver the Leased Premises to Tenant in compliance with all Applicable Laws, including all Environmental Laws, and Landlord shall be obligated, at Landlord's sole expense, to remedy any violations of Applicable Laws in the Base Building Condition including, without limitation, the Americans with Disabilities Act, that exist at the time the Leased Premises are delivered to Tenant; provided, however, that Landlord shall not be responsible for violations of Applicable Laws relating to the Improvement Work except to the extent that such Improvement Work is not constructed in accordance with the Plans and Specifications. Landlord shall comply with all Environmental Laws with respect to the operation of the Building and the Land. Landlord shall not cause or permit the use, generation, storage, release, disposal in or about the Building, or any portion thereof, of any Hazardous Substances. Landlord shall not permit the use of any Hazardous Substances, including without limitation, asbestos, in the construction of any portion of the Building.

Section 15.03.  Restrictions on Tenant.

Tenant shall operate its business and maintain the Leased Premises in compliance with all Environmental Laws. Tenant shall not cause the use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substances on, under or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substances, except as necessary and appropriate for its Permitted Use in which case the use, storage or disposal of such Hazardous Substances shall be performed in compliance with the Environmental Laws and the highest standards prevailing in the industry.

Section 15.04.  Notices, Affidavits, Etc.

Tenant and Landlord shall each immediately notify the other of (i) any violation of the Environmental Laws on, under or about the Leased Premises, the Land or the Building, or (ii) the presence or suspected presence of any Hazardous Substances on, under or about the Leased Premises, the Land or the Building and shall immediately deliver to the other any notice received by such party relating to (i) and (ii) above from any source. Tenant and Landlord shall execute affidavits, representations and the like within five (5) days of the other party's request therefor concerning such party's best knowledge and belief regarding the presence of any Hazardous Substances on, under or about the Leased Premises, the Land or the Building.

Section 15.05.  Landlord's Rights.

Landlord and its agents shall have the right, but not the duty, upon advance notice (except in the case of emergency when no notice shall be required) to inspect the Leased Premises and conduct tests thereon to determine whether or the extent to which there has been a violation of Environmental Laws by Tenant or whether there are Hazardous Substances on, under or about the Leased Premises. In exercising its rights herein, Landlord shall use reasonable efforts to minimize interference with Tenant's business but such entry shall not constitute an eviction of Tenant, in whole or in part, and Landlord shall not be liable for any interference, loss, or damage to Tenant's property or business caused thereby.

Section 15.06.  Indemnification.

Tenant shall indemnify Landlord and Landlord's managing agent from any and all claims, losses, liabilities, costs, expenses and damages, including reasonable attorneys' fees, costs of testing and remediation costs, incurred by Landlord in connection with any breach by Tenant of its obligations under this Article 15. Landlord shall indemnify Tenant from any and all claims, losses, liabilities, costs, expenses and damages, including reasonable attorneys' fees, costs of testing and remediation costs, incurred by Tenant in connection with Landlord's violation of Environmental Laws. The covenants and obligations under this
Article 15 shall survive the expiration or earlier termination of this Lease.

Section 15.07.  Existing Conditions.

Notwithstanding anything contained in this Article 15 to the contrary, Tenant shall not have any liability to Landlord under this Article 15 resulting from any conditions existing, or events occurring, or any Hazardous Substances existing or generated, at, in, on, under or in connection with the Leased Premises, the Land or the Building prior to the Commencement Date of this Lease, except to the extent Tenant exacerbates the same.


                           ARTICLE 16 - MISCELLANEOUS

Section 16.01.  Benefit of Landlord and Tenant.

This Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns.

Section 16.02.  Governing Law.

This Lease shall be governed in accordance with the laws of the State where the Building is located.

Section 16.03. Secure Areas. Landlord acknowledges and agrees that the Premises shall from time to time include files, materials, information, documents, work product and similar items which are proprietary to Tenant and are strictly confidential (collectively, the "CONFIDENTIAL INFORMATION"). Landlord covenants and agrees that it shall take all reasonable steps to ensure that the Confidential Information is not disclosed, transferred, utilized, reproduced, disseminated to or discussed with any person by Landlord, its employees, invitees, independent contractors or any other representatives of Landlord, and Landlord shall take all steps necessary to prevent any employee, invitee, independent contractor or other representative of Landlord from violating the terms of this Section 16.03. Landlord acknowledges that disclosure of the Confidential Information would result in irreparable injury to Tenant and by reason thereof, Landlord consents and agrees that Tenant shall be entitled to an injunction to be issued by any court of competent jurisdiction restraining Landlord and anyone covered by this Section 16.03 from committing or continuing such violation. The obligation of Landlord to maintain confidentiality shall survive the termination of this Lease. Further, Tenant shall have the right to designate certain areas of the Leased Premises as "Secured Areas" which Landlord shall not have access to, except in the event of an emergency. In that regard, Landlord hereby agrees that in the event Landlord deems it necessary to enter such Secured Areas due to an emergency, any documents, information or other items contained in such Secured Areas shall be deemed to be Confidential Information.

Section 16.04.  Force Majeure.

Landlord and Tenant (except with respect to the payment of any monetary obligation) shall be excused for the period of any delay in the performance of any obligation hereunder when such delay is occasioned by causes beyond its control, including but not limited to work stoppages, boycotts, slowdowns or strikes; shortages of materials, equipment, labor or energy; unusual weather conditions; or acts or omissions of governmental or political bodies. Notwithstanding anything in this Lease to the contrary, any Force Majeure claim shall only be effective if written notice is provided by the party claiming the Force Majeure event to the other within two (2) business days after discovery of the event triggering the Force Majeure claim and any Force Majeure event shall only be grounds for a delay directly and reasonably attributable to such Force Majeure event.

Section 16.05.  Examination of Lease.

Submission of this instrument for examination or signature to Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

Section 16.06.  Indemnification for Leasing Commissions.

The parties hereby represent and warrant that the only real estate brokers involved in the negotiation and execution of this Lease are the Brokers. Each party shall indemnify the other from any and all liability for the breach of this representation and warranty on its part and shall pay any compensation to any other broker or person who may be entitled thereto. The parties acknowledge that certain officers, directors, shareholders, or partners of Landlord or its general partner(s), are licensed real estate brokers and/or salesmen under the laws of the State of Florida. Tenant consents to such parties acting in such dual capacities. Landlord hereby agrees to pay Brokers their respective leasing commissions pursuant to a separate agreement between each Broker and Landlord.

Section 16.07.  Notices.

Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or by overnight courier or mailed by certified mail, postage prepaid, to the party who is to receive such notice at the address specified in Article 1. If sent by overnight courier, the notice shall be deemed to have been given one (1) business day after sending. If mailed, the notice shall be deemed to have been given on the date which is three (3) business days following mailing. Either party may change its address by giving written notice thereof to the other party.

Section 16.08.  Partial Invalidity; Complete Agreement.

If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions shall remain in full force and effect. This Lease represents the entire agreement between Landlord and Tenant covering everything agreed upon or understood in this transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof or in effect between the parties. No change or addition shall be made to this Lease except by a written agreement executed by Landlord and Tenant.

Section 16.09.  Special Stipulations.

Attached hereto as Exhibit E are Special Stipulations which are incorporated herein by this reference. In the event of any inconsistency or conflict between the Special Stipulations and the provisions of the body of this Lease, the Special Stipulations shall control.

Section 16.10.  Signage.

Tenant shall have the right to install Tenant's signage on two (2) of the exterior elevations (as selected by Tenant) of the Building (which may be illuminated). Landlord shall not permit any other Building signage; provided, however, in the event that Tenant fails to occupy at least 80,000 square feet of Rentable Area in the Building, Landlord shall be permitted to install signage on the two (2) remaining exterior elevations of the Building for any single tenant occupying at least the square feet of Rentable Area then occupied by Tenant in the Building. In addition to the foregoing, Landlord shall provide Tenant with internal directory signage and Tenant's prorata share of and top location on any multi-tenant exterior monument signage constructed by Landlord. No internal Building or tenant signage shall otherwise be permitted. Such Building signage and monument panel shall be at Tenant's expense. Landlord shall provide a Building directory reasonably satisfactory to Tenant. Tenant shall place no other exterior signs on the Leased Premises without the prior written consent of Landlord. Any signs not in conformity with the Lease may be immediately removed by Landlord.

Section 16.11.    Consent.

Except as may be expressly provided herein, where the consent of a party is required, such consent will not be unreasonably withheld, conditioned or delayed.

Section 16.12.   Parking.

Tenant shall be entitled to use on a non-exclusive basis parking spaces in the Project based on a ratio of 5.7 parking spaces per thousand square feet of Leased Premises for the first 150,000 square feet of Rentable Area, based on a ratio of 5.0 parking spaces per thousand square feet for the next 40,000 square feet of additional Rentable Area and based on a ratio of 4.0 parking spaces per thousand square feet for any additional Rentable Area thereafter, and shall otherwise park in common with other tenants of Landlord. Included in the parking ratios, Landlord shall provide to Tenant ten (10) marked visitor parking spaces (in close proximity to the Building) for exclusive use by Tenant's visitors and guests. Subject to the immediately preceding sentence, Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Tenant and other tenants. In addition to the visitors spaces, but included within the parking ratio, for every thousand square feet of Leased Premises, Landlord shall designate one (1) reserved parking space for Tenant's exclusive use at a location reasonably determined by Landlord. Subject to the foregoing, there will be no assigned parking unless Landlord, in its sole discretion, may deem advisable. No vehicle may be repaired or serviced in the parking area and any vehicle deemed abandoned by Landlord will be towed from the project and all costs therein shall be borne by the Tenant. All driveways, ingress and egress, and all parking spaces are for the joint use of all tenants. There shall be no parking permitted on any of the streets or roadways located within the Park.

Section 16.13.   Time.

Time is of the essence of each term and provision of this Lease.

Section 16.14.  Representations and Warranties.

The undersigned represent and warrant that (i) such party is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the state under which it was organized; (ii) the Tenant is authorized to do business in the State where the Building is located; and (iii) the individual executing and delivering this Lease has been properly authorized to do so, and such execution and delivery shall bind such party.

Section 16.15. Radon Gas.

Radon Gas is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

Section 16.16.  Compliance With Laws.

Landlord, at Landlord's sole cost and expense, shall ensure that as of the Commencement Date, the Building and the Leased Premises are in compliance with all Applicable Laws governing the Leased Premises (provided, however, that Landlord shall not be responsible for violations of Applicable Laws relating to the Improvement Work except to the extent that such Improvement Work is not constructed in accordance with the Plans and Specifications), including but not limited to, the Americans With Disabilities Act, excepting only that Tenant shall be responsible during the term of this Agreement for such costs and expenses as may be required as a direct result of Tenant's particular use of the Leased Premises or Tenant's alterations to the Leased Premises.

Section 16.17 Complete Agreement. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supercedes and cancels any and all previous negotiations, arrangements, agreements and understandings, if any, between Landlord and Tenant with respect to the subject matter of this Lease or the Building.


     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

Signed and delivered                 LANDLORD:
as to Landlord, in the
presence of:                         DUKE-WEEKS REALTY LIMITED
                                     PARTNERSHIP, an Indiana limited partnership

---------------------------
Unofficial Witness                      By:  Duke-Weeks Realty Corporation,
                                             its General Partner
---------------------------
Unofficial Witness                             By:
                                                  ---------------------------
                                               Name:
                                                    -------------------------
                                               Title:
                                                    -------------------------

Signed and delivered                      TENANT:
as to Tenant, in the
presence of:
                                          AMERICAN CLASSIC VOYAGES CO.

---------------------------
Unofficial Witness                             By:
                                                  ---------------------------
---------------------------                    Name:
Unofficial Witness                                  -------------------------
                                               Title:
                                                    -------------------------

                                    EXHIBIT A
                            LEGAL DESCRIPTION OF LAND

                                    EXHIBIT B
                             CONSTRUCTION AGREEMENT

                                    EXHIBIT C
                           COMMENCEMENT DATE AGREEMENT


     Re: Office Lease dated November ___, 2000, by and between Duke-Weeks Realty Limited Partnership, as Landlord, and American Classic Voyages Co., as Tenant (the "Lease")

     Pursuant to Article 1 of the captioned Lease, the undersigned agree as follows:

     1. The Commencement Date of the Lease is _______________________________,
200__.

     2. The expiration date of the Lease is the ____ day of ___________________, _____, unless sooner terminated pursuant to the Lease or unless extended pursuant to the Lease.

     3. The number of square feet of Rentable Area within the Leased Premises is
_____________.

     4. The number of square feet of Rentable Area within the Building is
___________________.

     5. Tenant's Proportionate Share of the Building is _______________.

     6. The Building address is _______________________________________________.

     This ____ day of _________________________, 200__.


Signed and delivered                 LANDLORD:
as to Landlord, in the
presence of:                         DUKE-WEEKS REALTY LIMITED
                                     PARTNERSHIP, an Indiana limited partnership

---------------------------
Unofficial Witness                          By:  Duke-Weeks Realty Corporation,
                                                 its General Partner
---------------------------
Unofficial Witness                                 By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                        ------------------------


Signed and delivered                 TENANT:
as to Tenant, in the
presence of:
                                     AMERICAN CLASSIC VOYAGES CO.

---------------------------
Unofficial Witness                          By:
                                               ---------------------------
___________________________                 Name:
Unofficial Witness                               -------------------------
                                            Title:
                                                 -------------------------

                                    EXHIBIT D
                              RULES AND REGULATIONS


     1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress.

     2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Leased Premises other than Landlord standard blinds without Landlord's prior written approval, which approval shall not be unreasonably withheld, delayed or conditioned. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and bulb color reasonably approved by Landlord. Neither the interior nor the exterior of any exterior windows shall be coated or otherwise sunscreened without written consent of Landlord.

     3. No sign, advertisement, notice or handbill shall be exhibited, painted or affixed by any tenant on, about or from any part of the Leased Premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove or stop same without any liability, and may charge the expense incurred in such removal or stopping to tenant. Standard interior signs on doors and lobby directory shall be inscribed, painted or affixed for each tenant by Landlord, and shall be of a size, color and style reasonably acceptable to Landlord. The lobby directory will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's standard lettering except as otherwise provided in the Lease.

     4. The sinks and toilets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. Subject to Section
8.02 of the Lease, all damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose subtenants, assignees or any of their servants, employees, agents, visitors or licensees shall have caused the same.

     5. Tenant shall not cover or obstruct the windows or glass that is exposed to the common corridors or lobby area of the Building.

     6. Except as otherwise permitted by the Lease, Tenant shall not mark, paint, drill into, or in any way deface any part of the Leased Premises or the Building. Except as otherwise permitted by the Lease, no boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted, except with the prior written consent of the Landlord and as the Landlord may direct, which consent shall not be unreasonably withheld, delayed or conditioned. Landlord shall direct electricians as to where and how telephone or telegraph wires are to be introduced. The location of telephones, call boxes and other office equipment affixed to the Leased Premises shall be subject to the reasonable approval of Landlord.

     7. No bicycles, vehicles, birds or animals of any kind (except seeing eye dogs) shall be brought into or kept in or about the Leased Premises. Tenant shall not cause any objectionable odors to be produced from and permeate the Leased Premises.

     8. The Leased Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Leased Premises. No tenant shall occupy or permit any portion of the Leased Premises to be occupied as an office for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or an employment bureau without the express written consent of Landlord. The Leased Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

     9. No tenant shall unreasonably disturb or interfere with occupants of the Building or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No tenant shall throw anything out of doors, windows or down the passageways.

     10. No tenant, subtenant or assignee nor any of its servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Leased Premises any inflammable, combustible or explosive fluid, chemical or substance or firearm, except such cleaning materials or other materials customarily utilized in first class office buildings.

     11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each tenant must upon the termination of his tenancy, restore to the Landlord all keys of doors, offices, and toilet rooms, either furnished to, or otherwise procured by, such tenant and in the event of the loss of keys so furnished, such tenant shall pay to the Landlord the cost of replacing the same. Tenant may maintain certain secure areas so long as Landlord has access to such secure areas in the event of an emergency.

     12. Tenant shall not overload the floors of the Leased Premises. Subject to
Section 8.02 of the Lease, all damage to the floor, structure or foundation of the Building due to improper positioning or storage items or materials shall be repaired by Landlord at the sole cost and expense of Tenant, who shall reimburse Landlord immediately therefor upon demand. All removals or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours which Landlord shall reasonably determine from time to time. The moving of safes or other fixtures or bulky matter of any kind must be done upon previous notice to the superintendent of the Building and under his supervision, and the persons employed by any tenant for such work must be reasonably acceptable to Landlord. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon supports approved by Landlord to distribute the weight.

     13. No tenant shall purchase janitorial or maintenance or other like services, from any person or persons not approved by Landlord, which approval shall not be unreasonably withheld, delayed or conditioned.

     14. Landlord reserves the right to require all persons entering the Building between the hours of 6 p.m. and 8 a.m. and at all hours on Sunday and legal holidays to register with Landlord's security personnel. Each tenant shall be responsible for all persons entering the Building at tenant's invitation, express or implied. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of an invasion, mob riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right without any abatement of rent to require all persons to vacate the Building and to prevent access to the Building during the continuance of the same for the safety of the tenants and the protection of the Building and the property in the Building.

     15. Any persons employed by any tenant to do janitorial work or other work in the Leased Premises shall, while in the Building and outside of the Leased Premises, be subject to and under the control and direction of the superintendent of the Building (but not as an agent or servant of said superintendent or of the Landlord), and tenant shall be responsible for all acts of such persons.

     16. In the event Tenant has any questions or requests in regard to the Leased Premises, such questions or requests shall be initially directed to the Property Manager for the Building.

     17. Canvassing, soliciting and peddling in the Building are prohibited, and each tenant shall cooperate to prevent the same.

     18. All office equipment of any electrical or mechanical nature shall be placed by tenant in the Leased Premises in settings which will absorb or prevent any unreasonable vibration, noise and annoyance.

     19. No air-conditioning unit or other similar apparatus shall be installed or used by any tenant without the written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned.

     20. There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and rubber side guards.

     21. The scheduling of tenant move-ins shall be subject to the reasonable discretion of Landlord.

     22. The Building is a smoke-free Building. Smoking is strictly prohibited within the Building. Smoking shall only be allowed in areas designated as a smoking area by Landlord. Tenant and its employees, representatives, contractors or invitees shall not smoke within the Building or throw cigar or cigarette butts or other substances or litter of any kind in or about the Building, except in receptacles placed in it for that purpose.

     23. Parking spaces associated with the Building are intended for the exclusive use of passenger automobiles. Except for intermittent deliveries, no vehicles other than passenger automobiles may be parked in a parking space without the express written permission of Landlord.

     24. Tenant shall be responsible for and cause the proper disposal of medical waste, if any, including hypodermic needles, created by its employees.

It is Landlord's desire to maintain in the Building the highest standard of dignity and good taste consistent with comfort and convenience for tenants. Any action or condition not meeting this high standard should be reported directly to Landlord. The Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be necessary for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

                                    EXHIBIT E
                              SPECIAL STIPULATIONS


1 . Expansion Options. Tenant shall have the option to expand the Leased Premises into the space and pursuant to the time schedules described as follows:

     1.1 Fifth Year Expansion Option. Provided that, at the time of the exercise of this option, this Lease is in effect and no event of Default beyond any applicable cure period then exists, Tenant shall have the option to expand the Leased Premises by up to 20,000 square feet of Rentable Area (as determined by Tenant) (hereinafter the "FIFTH YEAR EXPANSION SPACE"). Tenant shall exercise this option, if at all, by written notice to Landlord on or before the forty-second (42nd) month anniversary of the Commencement Date. The Fifth Year Expansion Space shall be either internally contiguous or contiguous with other space leased by Tenant and on contiguous floors and shall have a configuration that is commercially usable and which shall have an approximately proportionate share of the exterior window walls on the applicable floor of the Building. The lease of the Fifth Year Expansion Space shall commence, at Landlord's option, at any time between the sixtieth (60th) and the sixty sixth (66th) month of the Lease Term, upon the same terms and conditions contained in the Lease except the Minimum Annual Rent for the Fifth Year Expansion Space shall be the Market Rate (as hereafter defined) and provided that the Minimum Annual Rent and Annual Rental Adjustment shall commence on the earlier to occur of (i) ninety (90) days following the date that Landlord delivers the Fifth Year Expansion Space to Tenant for commencement of construction of tenant improvements therein, or (ii) the date that Tenant occupies such Fifth Year Expansion Space for business purposes. All tenant improvements in all portions of the Fifth Year Expansion Space which have been previously improved for another tenant shall be delivered to and accepted by Tenant in an "as is" condition.

     1.2 Seventh Year Expansion Option. Provided that Tenant has not exercised the option for the Fifth Year Expansion Space and, at the time of the exercise of this option, this Lease is in effect and no event of Default beyond any applicable cure period then exists, Tenant shall have the option to expand the Leased Premises by up to 20,000 square feet of Rentable Area (as determined by Tenant) (hereinafter the "SEVENTH YEAR EXPANSION Space"). Tenant shall exercise this option, if at all, by written notice to Landlord on or before the sixty-sixth (66th) month anniversary of the Commencement Date. The Seventh Year Expansion Space shall be either internally contiguous or contiguous with other space leased by Tenant and on contiguous floors and shall have a configuration that is commercially usable and which shall have an approximately proportionate share of the exterior window walls on the applicable floor of the building. The lease of the Seventh Year Expansion Space shall commence, at Landlord's option, at any time between the eighty-fourth (84th) and ninetieth (90th) month of the Lease Term, upon the same terms and conditions contained in the Lease except the Minimum Annual Rent for the Seventh Year Expansion Space shall be the Market Rate (as hereafter defined) and provided that the Minimum Annual Rent and Annual Rental Adjustment shall commence on the earlier to occur of (i) ninety (90) days following the date that Landlord delivers the Seventh Year Expansion Space to Tenant for commencement of construction of tenant improvements therein, or (ii) the date that Tenant occupies such Seventh Year Expansion Space for business purposes. All tenant improvements in all portions of the Seventh Year Expansion Space which have been previously improved for another tenant shall be delivered to and accepted by Tenant in an "as is" condition.

     1.3 Tenth Year Expansion Option. Provided that, at the time of the exercise of this option, this Lease is in effect and no event of Default beyond any applicable cure period then exists, Tenant shall have the option to expand the Leased Premises by up to 20,000 square feet of Rentable Area (as determined by Tenant) (hereinafter the "TENTH YEAR EXPANSION SPACE"). Tenant shall exercise this option, if at all, by written notice to Landlord on or before the one hundred second (102nd) month anniversary of the Commencement Date. The Tenth Year Expansion Space shall be either internally contiguous or contiguous with other space leased by Tenant and on contiguous floors and shall have a configuration that is commercially usable and which shall have an approximately proportionate share of the exterior window walls on the applicable floor of the building. The lease of the Tenth Year Expansion Space shall commence, at Landlord's option, at any time between the one hundred twentieth (120th) and the one hundred twenty sixth (126th) month of the Lease Term, upon the same terms and conditions contained in the Lease except the Minimum Annual Rent for the Tenth Year Expansion Space shall be the Market Rate (as hereafter defined) and provided that the Minimum Annual Rent and Annual Rental Adjustment shall commence on the earlier to occur of (i) ninety (90) days following the date that Landlord delivers the Tenth Year Expansion Space to Tenant for commencement of construction of tenant improvements therein, or (ii) the date that Tenant occupies such Tenth Year Expansion Space for business purposes. All tenant improvements in all portions of the Tenth Year Expansion Space which have been previously improved for another tenant shall be delivered to and accepted by Tenant in an "as is" condition.

     1.4 Result of Exercise. The Fifth Year Expansion Space, the Seventh Year Expansion Space and the Tenth Year Expansion Space are sometimes severally and collectively referred to in this Lease as the "Expansion Space". Any Expansion Space as to which Tenant has properly exercised its option in accordance with this Section 1 shall be leased by Tenant from Landlord for the balance of the Lease Term on the terms and conditions of this Lease then, and from time to time thereafter, in effect except as specifically set forth above. Tenant shall not have the right to exercise any expansion option for less than 5,000 square feet of Rentable Area. Landlord shall provide Tenant not less than six (6) month's written notice of the date that the applicable Expansion Space will be delivered to Tenant for commencement of construction of tenant improvements therein. Upon Tenant's exercise of its expansion option, Landlord and Tenant shall enter into an amendment to this Lease for the applicable expansion option space to reflect the addition of such expansion space to the Leased Premises. All tenant improvements in all portions of the Expansion Space which have been previously improved for another tenant shall be delivered to and accepted by Tenant in an "as is" condition. With respect to any other portions of Expansion Space which have not been previously improved for any other tenant (i) Landlord shall be responsible for the Base Building Work (as defined in Exhibit B) thereto and
(ii) Landlord will complete such Base Building Work prior to the date that such Expansion Space is made available to Tenant for the commencement of the Improvement Work.

     1.5 Market Rate. Market Rate, as used herein, shall mean the then (as of the date of such determination) fair market rental value of the Leased Premises or applicable Expansion Space, as the case may be, determined in accordance with the provisions set forth below. Following Tenant's exercise of an expansion option or the renewal option, Landlord and Tenant shall have thirty (30) days thereafter to agree upon the Market Rate to be paid by Tenant to Landlord for the Leased Premises or the applicable Expansion Space, as the case may be, it being intended that the rental for the Leased Premises or such Expansion Space shall be equal to one hundred percent (100%) of what a willing, comparable new non-equity tenant would pay and receive and what a willing, comparable landlord of a comparable Class A office building in the Sunrise/Sawgrass market area would give at arms length, as rent, concessions, tenant improvement allowances, other allowances, brokerage commissions, inducements and other economic considerations for the lease of space comparable to the Leased Premises or the Expansion Space, as the case may be, for which the Market Rate is being determined, taking into account all relevant factors applicable to the lease of such space for the duration of the Lease Term or the applicable renewal term, including without limitation, age and quality of the Building, size of space, length of term, creditworthiness of tenant, free rent, method of paying operating expenses, tenant improvement allowances, rent concessions and rental escalations and, with respect to an extension of the Lease Term, also taking into account that Landlord would not incur any "down-time" or marketing expense in connection with Tenant's extension of this Lease. In the event Landlord and Tenant are unable to agree on the Market Rate within such thirty
(30) day period, each of Landlord and Tenant shall designate an appraiser holding the M.A.I. designation who has a minimum of ten (10) years experience in appraising similar properties in the submarket in which the Leased Premises is located. Each such appraiser shall determine the Market Rate of the Leased Premises or the applicable Expansion Space, as the case may be, based upon an analysis of similar buildings in the area in which the Leased Premises is located and considering all other factors provided above. In the event each appraiser identifies a Market Rate which is within five percent (5%) of the other appraiser's Market Rate, it shall be conclusively determined that the Market Rate of the Leased Premises shall be equal to the average of the two (2) amounts. In the event the two (2) appraisers' figures for Market Rate differ by more than five percent (5%), the two (2) appraisers shall jointly choose a third appraiser holding the same qualifications, which appraiser shall make a determination as to the Market Rate; in such event it shall be conclusively determined that the Market Rate shall be equal to the average of such third appraiser's Market Rate and the next closest Market Rate as determined by the first two (2) appraisers.

2. Option to Extend. Provided that, at the time of the exercise of this option, this Lease is in effect and no event of Default beyond any applicable cure period then exists, Tenant shall have the option to extend the Lease Term for two (2) successive periods of five (5) years each (each an "EXTENSION TERM"). Tenant shall exercise such option by delivering to Landlord, no later than twelve (12) months prior to the expiration of the initial term or the first Extension Term, as the case may be, written notice of Tenant's desire to extend the term of the Lease with respect to all or a portion (but not less than 94,998 square feet of Rentable Area) of the then existing Leased Premises. Such Extension Term shall apply to Rentable Area which is internally contiguous or contiguous with other space leased by Tenant and on contiguous floors and shall have a configuration such that the portion of the Leased Premises that is surrendered is commercially usable. Tenant must indicate in the notice delivered to Landlord that Tenant exercises its option with respect to less than all of the Leased Premises and shall specify in such notice the particular portions of the Leased Premises which will be excluded from the Leased Premises during the applicable Extension Term. Unless Landlord otherwise agrees in writing, Tenant's failure to timely exercise such option shall waive it. If Tenant properly exercises its option to extend, Landlord and Tenant shall execute an amendment to the Lease reflecting the terms and conditions of the Extension Term. Each Extension Term shall be upon the same terms and conditions contained in the Lease except the Minimum Annual Rent for each Extension Term shall be at the Market Rate.

3. Right of First Offer. Provided that, at the time of the exercise of this option, this Lease is in effect, no event of Default beyond any applicable cure period then exists, Landlord shall have an ongoing obligation to notify Tenant in writing, after the initial lease-up of any space, ("LANDLORD'S NOTICE") of the availability of such space located within the Building on any floor contiguous to Tenant's floor(s) (the "OFFER SPACE") before marketing such Offer Space. Tenant shall have seven (7) business days from its receipt of Landlord's Notice to deliver to Landlord a written acceptance agreeing to lease the Offer Space on the terms and conditions contained herein except that the Minimum Annual Rent shall be, at Tenant's sole discretion, either:

     a. At the Market Rate; or

     b. At the same rate that Tenant is then paying for the original Leased Premises with an Improvement Allowance equal to the product of $27.00 per square foot of Rentable Area multiplied by a fraction, the numerator being the number of months remaining in the Lease Term and the denominator being 180.

In the event Tenant accepts the Offer Space on the terms and conditions specified in the Landlord's Notice, the term for the Offer Space shall be coterminous with the term for the original Leased Premises; provided, however, that the minimum term for the Offer Space shall be five (5) years and the Term for the original Leased Premises shall be extended, to be coterminous with the term for the Offer Space. The Minimum Annual Rent for the original Leased Premises during such extended term shall be an amount equal to the Minimum Annual Rent then being paid by Tenant on the original Leased Premises increased by 3.0% for each year of extension of the Original Lease Term. The Commencement Date of the Offer Space and the payment of Minimum Annual Rent and Annual Rental Adjustment shall be the earlier of (i) the date Tenant occupies the Offer Space for business purposes, or (ii) ninety (90) days following Landlord delivery of possession of the Offer Space to Tenant.

In the event Tenant fails to notify Landlord of its acceptance within said seven
(7) business day period, such failure shall be conclusively deemed a waiver of Tenant's Right of First Offer with respect to such Offer Space, whereupon Tenant shall have no further rights with respect to the Offer Space (except as provided in Section 4 below) and Landlord shall be free to lease the Offer Space to a third party; provided, however, (i) if the Offer Space is not subsequently leased to another tenant within one hundred eighty (180) days after the expiration of such seven (7) business day period, Tenant's right of first offer with respect to the Offer Space shall be reinstated and (ii) if the Offer Space is leased to a third party within such one hundred eighty (180) day period, Tenant's right of first offer shall be reinstated with respect to such Offer Space only upon expiration of the term of such lease and any extensions thereof.

4. Right of First Refusal. Provided that, at the time of the exercise of this option, this Lease is in effect and no event of Default beyond any applicable cure period then exists, Tenant shall have a right of first refusal (the "REFUSAL OPTION") to lease any of the additional space in the Building (the "REFUSAL SPACE"). The Refusal Space shall be offered to Tenant upon the terms and conditions and at the rental rate then being offered by a specific third party prospective tenant for such space which terms, conditions and rental rate that Landlord is willing to accept. Upon notification in writing by Landlord that the Refusal Space is available, Tenant shall have seven (7) business days in which to notify Landlord in writing of its election to lease the Refusal Space at such rental rates and at such square footage described above, in which event this Lease shall be amended to incorporate such Refusal Space. If Tenant declines its Refusal Option, then this Refusal Option with respect to the applicable Refusal Space shall terminate and Landlord may lease the Refusal Space to the prospective third party on the terms offered to Tenant; provided, however, (i) if the Refusal Space is not subsequently leased to another tenant within one hundred twenty (120) days after the expiration of such seven (7) business day period, Tenant's right of first refusal with respect to the Refusal Space shall be reinstated and (ii) if the Refusal Space is leased to a third party within such one hundred twenty (120) day period, Tenant's right of first refusal shall be reinstated with respect to such Refusal Space only upon expiration of the term of such lease and any extensions thereof and the receipt by Landlord of a subsequent third party offer for such space. It is understood and agreed that this Refusal Option shall not be construed to prevent any tenant in the Building from extending or renewing its lease.

5. Sundry Shop. Landlord covenants and agrees that so long as Tenant is occupying the Leased Premises, Landlord shall use commercially reasonable efforts to cause to be provided in the Building a sundry shop that operates during business hours Monday through Friday.

6. Generator. Landlord hereby grants to Tenant the right, at its sole cost and expense, to erect, install and maintain a generator serving the Leased Premises, subject to the following terms and conditions:

     a. The location, design, construction, size, capacity and all other aspects of such generator shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld, delayed or conditioned.

     b. Tenant shall shield or screen the generator from public view. In the event the generator is located in the parking facility, any parking space(s) taken by the generator shall be counted towards the total number of parking spaces allocated to Tenant under this Lease.

     c. The expense of installing, constructing, maintaining and removing the generator shall be at the sole cost and expense of Tenant and shall be paid directly by Tenant. Tenant shall be responsible for all costs and expenses associated with such generator and Tenant shall promptly repair any damage to the Building or the Land resulting from the installation, construction, maintenance or removal of such generator. Upon the termination or expiration of the Lease, Tenant shall promptly remove the generator at its sole cost and expense. Tenant shall restore any portion of the Building or Land affected by the generator to substantially the same condition existing prior to the installation of the generator, normal wear and tear excepted.

7. Antennae Equipment. Landlord hereby grants to Tenant the right to install, maintain and operate, free of charge, satellite dishes, communication equipment and related equipment (each dish not to exceed six (6) feet in diameter)(the "EQUIPMENT") on the roof of the Building (Tenant being entitled to use its pro rata share of the portion of the roof top allocated to communication equipment) subject to the following terms and conditions:

     a. The location of the Equipment shall be approved by Landlord prior to Tenant's installation of the Equipment. Tenant shall deliver to Landlord Tenant's plans and specifications for the installation of the Equipment and the surrounding screening for review and approval by Landlord's engineer not less than thirty (30) days prior to commencing installation of the Equipment. Landlord's approvals hereunder shall not be unreasonably withheld, delayed or conditioned.

     b. Tenant shall install the Equipment in an aesthetically neutral or pleasing manner and shall exercise all reasonable steps to shield or screen the Equipment from public view. Tenant shall fence or screen the Equipment so as to minimize any risks to ensure that the Equipment does not create a nuisance.

     c. Tenant shall operate the Equipment in compliance with all Applicable
Laws.

     d. Upon expiration or earlier termination of this Lease, Tenant shall promptly remove the Equipment and repair all damage to the Building caused thereby.

     e. Landlord shall cause any equipment installed by Landlord or other tenants of the Building not to hinder or unreasonably interfere with the operation of Tenant's Equipment.

     f. Tenant shall have the right, subject to the reasonable supervision of the Building engineer, to use the Building risers to install cabling to connect the Equipment to the Leased Premises.

8. Partial Termination. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the option to reduce the size of the Leased Premises by up to one (1) full floor (the "TERMINATION OPTION"), provided that the result of such reduction shall be that all remaining space shall be internally contiguous or contiguous with other space leased by Tenant and on contiguous floors. Such reduction shall be effective at the end of the tenth
(10th) lease year (the "TERMINATION DATE"), by Tenant providing Landlord with written notice of such Termination Option election (the "TERMINATION NOTICE"). Such Termination Notice shall specify in such notice the particular portions of the Leased Premises to be excluded from the Leased Premises (the "TERMINATION PREMISES"). Such Termination Option shall be effective only if the Termination Notice is given to Landlord at least twelve (12) months prior to the Termination Date (the "TERMINATION NOTICE DEADLINE"); accordingly, if Tenant has not given its Termination Notice to Landlord prior to the ninth (9th) anniversary of the Commencement Date, this Termination Option shall expire and be of no further force or effect. Landlord shall deliver to Tenant written confirmation of Landlord's approval of the Termination Premises within thirty (30) days after the date of the Termination Notice. In the event of the failure by Landlord to so respond, Tenant's designation of the Termination Premises shall be deemed approved. As a condition precedent to any reduction of the Leased Premises, Tenant must deliver to Landlord on or before the thirty (30) days following Landlord's approval (or deemed approval)(or at such later date as Landlord shall specify in Landlord's approval notice) of the Termination Premises, a termination fee equal to the unamortized portion (amortized at 11.5 percent per annum) of the Improvement Allowance, leasing commissions paid by Landlord and attributable to the Termination Premises and a sum equal to three (3) month's of the then current monthly rental installments of Monthly Annual Rent attributable to the Termination Premises.

                                    EXHIBIT F
                            FORM OF TAX CERTIFICATION



                  Certification of Payment of Real Estate Taxes


This Certification is being issued by Duke-Weeks Realty Limited Partnership ("LANDLORD"), in order to certify to the State of Florida Office of Tourism, Trade and Economic Development that American Classic Voyages Co. ("TENANT") has paid $_______________ in real estate taxes for the period beginning ________ and ending __________________ pursuant to Section 3.02 of the Office Lease between Landlord and Tenant dated November ___, 2000, and that Landlord has in turn paid these real estate taxes to the Broward County Tax Collector, pursuant to the copy of the tax bill attached hereto as Schedule 1 and a copy of the cancelled check to the Broward County Tax Collector indicating payment of such taxes attached hereto as Schedule 2. Tenant's proportionate share of the real estate taxes represents ____ % of the entire real estate taxes assessed on the attached tax bill.

Landlord is issuing this certification to the Office of Tourism, Trade and Economic Development in order to establish the payment of real estate taxes by Tenant, so that Tenant will be eligible to offset such amounts of real estate taxes paid by Tenant pursuant to the Qualified Targeted Industries tax credit, as set out in Section 288.106(3)(c)2.d Florida Statutes.

This Certification is executed by the undersigned this ____ day of _____________, ________.

                                    DUKE-WEEKS REALTY LIMITED PARTNERSHIP
                                    An Indiana limited partnership

                                    By:  Duke-Weeks Realty Corporation
                                         Its General Partner

                                         By:      _____________________________
                                         Name:    _____________________________
                                         Title:   _____________________________

                                    EXHIBIT G
                            JANITORIAL SPECIFICATIONS


CLEANING


A.   Office Area

          Daily: (Monday through Friday, inclusive, holidays excepted)
          Empty and clean all waste receptacles and ashtrays and remove waste material from the Premises, wash receptacles as necessary.
          Sweep and dust, mop all uncarpeted areas using a dust-treated mop. Vacuum all rugs and carpeted areas.
          Hand dust and wipe with treated cloths all horizontal surfaces including furniture, office equipment, windowsills, door ledges, chair rails, and convector tops, within normal reach.
          Wash clean all water fountains
          Remove and dust under all desk equipment and telephones and replace same.
          Wipe clean all brass and other bright work.
          Hand dust all grill work within normal reach.
          Upon completion of cleaning, all lights will be turned off and doors locked, leaving the Premises in an orderly condition.

          Weekly:

          Dust coat racks, and the like.
          Remove all finger marks from private entrance doors, light switches and doorways.

          Quarterly:

          Render high dusting not reached in daily cleaning to include:
          Dusting all pictures, frames, charts, graphs, and similar wall hangings.
          Dusting all vertical surfaces, such as walls, partitions, doors, and ducts.
          Dusting of all pipes, ducts and high moldings.
          Dusting of all venetian blinds.

B.        Lavatories:

          Daily:  (Monday through Friday, inclusive, holidays excepted).

          Sweep and damp mop floors.
          Clean all mirrors, powder shelves, dispensers and receptacles, bright work, flushometers, piping, and toilet seat hinges.
          Wash both sides of all toilet seats.
          Wash all basins, bowls and urinals.
          Dust and clean all powder room fixtures.
          Empty and clean paper towel and sanitary disposal receptacles.
          Remove waste paper and refuse.

          Refill tissue holders, soap dispensers, towel dispensers, vending sanitary dispensers; materials to be furnished by Landlord.
          A sanitizing solution will be used in all lavatory cleaning.

          Monthly:

          Machine scrub lavatory floors. Wash all partitions and tile walls in lavatories.

C.        Main Lobby, Elevators, Building Exterior and Corridors:

          Daily: (Monday through Friday, inclusive, holidays excepted)

          Sweep and wash all floors.
          Wash all rubber mats.
          Clean elevators, wash or vacuum floors, wipe down walls and doors. Spot clean any metal work inside lobby.
          Spot clean any metal work surrounding Building Entrance doors.

          Monthly:

          All resilient tile floors in public areas to be treated equivalent to spray buffing.

D.        Window Cleaning:

          Window of exterior walls will be washed on the inside and the outside twice per year.

E. Tenant requiring services in excess of those described above shall request same through Landlord, at Tenant's expense.

                                    EXHIBIT H
                              INTENTIONALLY OMITTED

                                    EXHIBIT I
                                  FORM OF SNDA


                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

     THIS AGREEMENT made this ___ day of ________, 200___, among ________________________________, a national banking association chartered pursuant to the laws of the United States of America (hereinafter referred to as "LENDER"), DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership (hereinafter referred to as "Landlord") and AMERICAN CLASSIC VOYAGES CO., a Delaware corporation (hereinafter referred to as "TENANT").

                                   WITNESSETH:

     WHEREAS, Landlord and Tenant have entered into a certain Office Lease (hereinafter referred to as the "Lease") dated November ___, 2000, relating to the premises (hereinafter referred to as the "PREMISES") located or to be located in Sawgrass Commerce Center, Sunrise Florida and constructed upon the real property described in Exhibit "A" attached hereto and by this reference made a part hereof (hereinafter referred to as the "PROJECT"); and

     WHEREAS, Lender has made or has committed to make a loan to Landlord in the principal amount of $_________ secured by a deed of trust, assignment and security agreement (hereinafter referred to as the "SECURITY INSTRUMENT") which contains an assignment of leases and rents from Landlord to Lender covering, inter alia, the Premises; and

     WHEREAS, Tenant has agreed that the Lease shall be subject and subordinate to the Security Instrument held by Lender, provided Tenant is assured of continued occupancy of the Premises under the terms of the Lease;

     NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and notwithstanding anything in the Lease to the contrary, it is hereby agreed as follows:

     1. Lender, Tenant and Landlord do hereby covenant and agree that the Lease, with all rights, options, liens and charges created thereby, is and shall continue to be subject and subordinate in all respects to the Security Instrument and to any renewals, modifications, consolidations, replacements and extensions thereof and to all advancements made thereunder.

     2. Lender does hereby agree with Tenant that, in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, so long as no uncured event of default exists under the Lease following notice and the expiration of the applicable cure period, (a) Lender will take no action which will interfere with or disturb Tenant's possession or use of the Premises or other rights under the Lease, and (b) the Premises shall be subject to the Lease and Lender shall recognize Tenant as the tenant of the Premises for the remainder of the term of the Lease in accordance with all the provisions thereof (including, without limitation, assuming the obligation to fund the Tenant Improvement Allowance), provided, however, that Lender shall not be subject to any offsets or defenses which Tenant might have against any prior landlord except those which arose under the provisions of the Lease out of such landlord's default and accrued after Tenant had notified Lender and given Lender the opportunity to cure same as hereinbelow provided, nor shall Lender be liable for any act or omission of any prior landlord (but Lender shall be obligated to cure any Landlord default of a continuing, on-going nature), nor shall Lender be bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord nor shall it be bound by any amendment or modification of the Lease made without its consent.

     3. Tenant does hereby agree with Lender that, in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Lender as the landlord under the Lease for the remainder of the term thereof, and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease. Tenant further covenants and agrees to execute and deliver upon request of Lender, or its assigns, an appropriate agreement of attornment to Lender and any subsequent titleholder of the Premises.

     4. Any option or rights contained in the Lease, or otherwise existing, to acquire any or all of the Project (or any superior leasehold interest therein) are hereby made subject and subordinate to the rights of Lender under the Security Instrument; and acquisition of any or all of the Project made by Tenant during the term of the Security Instrument shall be made subordinate and subject to the Security Instrument.

     5. So long as the Security Instrument remains outstanding and unsatisfied, Tenant will mail or deliver to Lender, at the address and in the manner hereinbelow provided, a copy of all notices permitted or required to be given to Landlord by Tenant under and pursuant to the terms and provisions of the Lease. At any time within the time permitted Landlord for curing any default under the Lease as therein provided, Lender may, but shall have no obligation to, pay any taxes and assessments, make any repairs and improvements, make any deposits or do any other act or thing required of Landlord by the terms of the Lease; and all payments so made and all things so done and performed by Lender shall be as effective to prevent the rights of Landlord from being forfeited or adversely affected because of any default under the Lease as the same would have been if done and performed by Landlord.

     6. Lender shall have no liability whatsoever hereunder prior to becoming the owner of the Premises; and Tenant agrees that if Lender becomes the owner of the Premises, Tenant shall look solely to the estate or interest of Lender in the Premises (and such other sources of funds as are described in Section 13.04 of the Lease) for satisfaction of any obligation which may be or become owing by Lender to Tenant hereunder or under the Lease.

     7. Landlord and Tenant hereby certify to Lender that the Lease has been duly executed by Landlord and Tenant and is in full force and effect; that the Lease and any modifications and amendments specified herein are a complete statement of the agreement between Landlord and Tenant with respect to the leasing of the Premises or otherwise affecting the Project, and the Lease has not been modified or amended except as specified herein; that to the knowledge of Landlord and Tenant, no party to the Lease is in default thereunder; that no rent under the Lease has been paid more than thirty (30) days in advance of its due date; and that Tenant, as of this date, has no charge, lien or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due thereafter.

     8. Unless and except as otherwise specifically provided herein, any and all notices, elections, approvals, consents, demands, requests and responses thereto ("COMMUNICATIONS") permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon the earlier of receipt thereof or deposit thereof in the United States mail, postage prepaid, certified with return receipt requested, to the other party at the address of such other party set forth hereinabove or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any Communication must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective with respect to Communications sent prior to the time of receipt thereof. Receipt of Communications hereunder shall occur upon actual delivery (whether by mail, telecopy transmission, messenger, courier service, or otherwise) to an individual party or to an officer or general or limited partner of a party or to any agent or employee of such party at the address of such party set forth hereinbelow, subject to change as provided hereinabove. An attempted delivery in accordance with the foregoing, acceptance of which is refused or rejected, shall be deemed to be and shall constitute receipt; and an attempted delivery in accordance with the foregoing by mail, messenger, or courier service (whichever is chosen by the sender) which is not completed because of changed address of which no notice was received by the sender in accordance with this provision prior to the sending of the Communication shall also be deemed to be and constitute receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided hereinabove:

             -----------------------------

             -----------------------------

             -----------------------------

             -----------------------------

             -----------------------------

        and, if given to Tenant, must be addressed to Tenant's notice addresses set forth in the Lease; and, if given to Landlord, must be addressed as follows, subject to change as provided hereinabove:

             -----------------------------

             -----------------------------

             -----------------------------

             -----------------------------

             -----------------------------

     9. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors-in-title and assigns. When used herein, the term "landlord" refers to Landlord and to any successor to the interest of Landlord under the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

                                           LENDER:

Signed, sealed and delivered               ________________________________
In the presence of:


_______________________                    By:______________________
Witness                                    Title:________________


_______________________                              (BANK SEAL)
Witness


                                           TENANT:


Signed, sealed and delivered               AMERICAN CLASSIC VOYAGES CO.
in the presence of:                        a Delaware corporation


________________________                   By:______________________
Witness                                    Title:________________


------------------------
Witness



                                           LANDLORD:

Signed, sealed and delivered               DUKE-WEEKS REALTY LIMITED
in the presence of:                        PARTNERSHIP, a Delaware corporation


________________________                   By:   Duke-Weeks Realty Corporation
Witness                                    Its:  General Partner


________________________                         By:_________________________
Witness                                          Title:______________________

                                    EXHIBIT J
                            FORM OF LETTER OF CREDIT


Duke-Weeks Realty Limited Partnership
10150 Highland Manor Drive                         Amount:  USD 500,000
Suite 150                                          (Five Hundred Thousand and
Tampa, Florida  33610                              00/100 United States Dollars)


WE HEREBY ESTABLISH THIS IRREVOCABLE STANDBY LETTER OF CREDIT NO __________ IN YOUR FAVOR, FOR AN AGGREGATE AMOUNT NOT TO EXCEED THE AMOUNT INDICATED ABOVE, EXPIRING AT OUR COUNTERS IN NEW YORK WITH OUR CLOSE OF BUSINESS ON NOVEMBER ___, 2001 OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE.

THIS LETTER OF CREDIT IS AVAILABLE WITH THE CHASE MANHATTAN BANK, NEW YORK AGAINST PRESENTATION OF YOUR DRAFT AT SIGHT DRAWN ON THE CHASE MANHATTAN BANK, NEW YORK WHEN ACCOMPANIED BY THE DOCUMENTS INDICATED HEREIN.

BENEFICIARY'S DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF ITS OFFICIALS READING AS FOLLOWS:

"THIS DRAWING USD ___________________ UNDER THE CHASE MANHATTAN BANK LETTER OF CREDIT NO. __________________ REPRESENTS FUNDS DUE US FOR PAYMENT OR PERFORMANCE DEFAULT BY AMERICAN CLASSIC VOYAGES CO. UNDER THE OFFICE LEASE DATED NOVEMBER ____, 2000 EXECUTED BY BENEFICIARY AND AMERICAN CLASSIC VOYAGES CO."

IT IS A CONDITION OF THIS IRREVOCABLE LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ADDITIONAL ONE YEAR PERIODS FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE, UNLESS AT LEAST 45 DAYS PRIOR TO SUCH DATE WE SEND YOU NOTICE IN WRITING BY REGISTERED MAIL, OR HAND DELIVERY AT THE ABOVE ADDRESS, THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT FOR SUCH ADDITIONAL PERIOD. UPON SUCH NOTICE TO YOU, YOU MAY DRAW DRAFTS ON US AT SIGHT FOR AN AMOUNT NOT TO EXCEED THE BALANCE REMAINING IN THIS LETTER OF CREDIT WITHIN THE THEN APPLICABLE EXPIRY DATE, ACCOMPANIED BY YOUR DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF YOUR OFFICERS READING: "THE AMOUNT OF THIS DRAWING USD __________ UNDER THE CHASE MANHATTAN BANK LETTER OF CREDIT NUMBER _____________ REPRESENTS FUNDS DUE US AS WE HAVE RECEIVED NOTICE FROM THE CHASE MANHATTAN BANK OF THEIR DECISION NOT TO EXTEND LETTER OF CREDIT NUMBER ____________ FOR AN ADDITIONAL YEAR.

PARTIAL DRAWINGS PERMITTED.

WE HEREBY AGREE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500) AND ENGAGES US IN ACCORDANCE WITH THE TERMS THEREOF. THE NUMBER AND THE DATE OF OUR CREDIT AND THE NAME OF OUR BANK MUST BE QUOTED ON ALL DRAFTS REQUIRED.